                                                                    EXHIBIT 10.5



                           CROWN MEDIA HOLDINGS, INC.,

                                     Issuer

                                       AND

                              JPMORGAN CHASE BANK,

                                Indenture Trustee


                                   ----------


                                    INDENTURE

                          Dated as of December 17, 2001


                                   ----------


                     6.75% Subordinated Debentures due 2007

Section of
Trust Indenture Act                                                                         Section of
of 1939, as amended                                                                         Indenture
-------------------                                                                         ----------
310(a).................................................................................     7.09
310(b).................................................................................     7.08
                                                                                            7.10
310(c).................................................................................     Inapplicable
311(a).................................................................................     7.13(a)
311(b).................................................................................     7.13(b)
311(c).................................................................................     Inapplicable
312(a).................................................................................     5.01
                                                                                            5.02(a)
312(b).................................................................................     5.02(b)
312(c).................................................................................     5.02(c)
313(a).................................................................................     5.04(a)
313(b).................................................................................     5.04(b)
313(c).................................................................................     5.04(a)
                                                                                            5.04(b)
313(d).................................................................................     5.04(c)
314(a).................................................................................     5.03
314(b).................................................................................     Inapplicable
314(c).................................................................................     13.06
314(d).................................................................................     Inapplicable
314(e).................................................................................     13.06
314(f).................................................................................     Inapplicable
315(a).................................................................................     7.01(a)
                                                                                            7.02
315(b).................................................................................     6.07
315(c).................................................................................     7.01
315(d).................................................................................     7.01(b)
                                                                                            7.01(c)
315(e).................................................................................     6.07

----------

* This Cross-Reference Table does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.

Section of
Trust Indenture Act                                                                        Section of
of 1939, as amended                                                                        Indenture
-------------------                                                                        ----------
316(a).................................................................................     6.06
                                                                                            8.04
316(b).................................................................................     6.04
316(c).................................................................................     8.01
317(a).................................................................................     6.02
317(b).................................................................................     4.03
318(a).................................................................................    13.08

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I             INTERPRETATION AND DEFINITIONS.............................................................1

         SECTION 1.01.        Definitions of Terms...............................................................1

ARTICLE II            ISSUE, DESCRIPTION, TERMS AND EXECUTION AND REGISTRATION OF DEBENTURES....................19

         SECTION 2.01.        Principal Amount and Maturity.....................................................19

         SECTION 2.02.        Form of Securities and Payment....................................................19

         SECTION 2.03.        Interest..........................................................................19

         SECTION 2.04.        Denominations:  Provisions for Payment............................................20

         SECTION 2.05.        Execution and Authentication......................................................21

         SECTION 2.06.        Registration of Transfer..........................................................22

         SECTION 2.07.        Mutilated, Destroyed, Lost or Stolen Securities...................................23

         SECTION 2.08.        Cancellation......................................................................23

         SECTION 2.09.        Benefits of Indenture.............................................................24

         SECTION 2.10.        Authenticating Agent..............................................................24

ARTICLE III           REDEMPTION AND PURCHASE OF DEBENTURES.....................................................25

         SECTION 3.01.        Optional Redemption and Special Event Redemption..................................25

         SECTION 3.02.        Change of Control Redemption and Offer to Purchase................................25

         SECTION 3.03.        Notice of Redemption..............................................................25

         SECTION 3.04.        Payment Upon Redemption or Purchase...............................................26

         SECTION 3.05.        No Sinking Fund...................................................................27

ARTICLE IV            COVENANTS OF THE COMPANY..................................................................27

         SECTION 4.01.        Payment of Principal and Interest.................................................27

         SECTION 4.02.        Maintenance of Office or Agency...................................................27

         SECTION 4.03.        Paying Agent......................................................................28

         SECTION 4.04.        Limitations on Indebtedness.......................................................29

         SECTION 4.05.        Restricted Payments...............................................................30

         SECTION 4.06.        Limitation on Affiliate Transactions..............................................32

         SECTION 4.07.        Covenants as to the Trust.........................................................34

ARTICLE V             HOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE INDENTURE TRUSTEE.......................34

         SECTION 5.01.        Company to Furnish Indenture Trustee Names and Addresses of Holders...............34

                                TABLE OF CONTENTS

                                                                                                               PAGE
         SECTION 5.02.        Preservation of Information; Communications With Holders..........................35

         SECTION 5.03.        Reports by the Company............................................................35

         SECTION 5.04.        Reports by the Indenture Trustee..................................................36

ARTICLE VI            REMEDIES OF THE INDENTURE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT.........................37

         SECTION 6.01.        Events of Default.................................................................37

         SECTION 6.02.        Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.........40

         SECTION 6.03.        Application of Amounts Collected..................................................41

         SECTION 6.04.        Limitation on Suits...............................................................42

         SECTION 6.05.        Rights and Remedies Cumulative; Delay or Omission Not Waiver......................43

         SECTION 6.06.        Control by Holders................................................................43

         SECTION 6.07.        Undertaking to Pay Costs..........................................................44

ARTICLE VII           CONCERNING THE INDENTURE TRUSTEE..........................................................45

         SECTION 7.01.        Certain Duties and Responsibilities of Indenture Trustee..........................45

         SECTION 7.02.        Certain Rights of Indenture Trustee...............................................46

         SECTION 7.03.        Indenture Trustee Not Responsible for Recitals or Issuance or Debentures..........48

         SECTION 7.04.        May Hold Debentures...............................................................48

         SECTION 7.05.        Amounts Held in Trust.............................................................48

         SECTION 7.06.        Compensation and Reimbursement....................................................48

         SECTION 7.07.        Reliance on Officer's Certificate.................................................49

         SECTION 7.08.        Disqualification; Conflicting Interests...........................................49

         SECTION 7.09.        Corporate Indenture Trustee Required; Eligibility.................................50

         SECTION 7.10.        Resignation and Removal; Appointment of Successor.................................50

         SECTION 7.11.        Acceptance of Appointment by Successor............................................51

         SECTION 7.12.        Merger, Conversion, Consolidation or Succession to Business.......................52

         SECTION 7.13.        Preferential Collection of Claims Against the Company.............................53

ARTICLE VIII          CONCERNING THE HOLDERS....................................................................53

         SECTION 8.01.        Evidence of Action by Holders.....................................................53

         SECTION 8.02.        Proof of Execution by Holders.....................................................54

                                TABLE OF CONTENTS

                                                                                                               PAGE
         SECTION 8.03.        Who May be Deemed Owners..........................................................54

         SECTION 8.04.        Certain Securities Owned by Company Disregarded...................................54

         SECTION 8.05.        Actions Binding on Future Holders.................................................55

ARTICLE IX            SUPPLEMENTAL INDENTURES...................................................................55

         SECTION 9.01.        Supplemental Indentures Without the Consent of the Holders........................55

         SECTION 9.02.        Supplemental Indentures With Consent of the Holders...............................56

         SECTION 9.03.        Effect of Supplemental Indentures.................................................56

         SECTION 9.04.        Debentures Affected by Supplemental Indentures....................................57

         SECTION 9.05.        Execution of Supplemental Indentures..............................................57

         SECTION 9.06.        Consents..........................................................................57

ARTICLE X             SUCCESSOR CORPORATION.....................................................................58

         SECTION 10.01.       Company May Consolidate, Etc. ....................................................58

         SECTION 10.02.       Successor Corporation Substituted.................................................58

         SECTION 10.03.       Evidence of Consolidation, Etc. to Indenture Trustee..............................59

ARTICLE XI            SATISFACTION AND DISCHARGE................................................................59

         SECTION 11.01.       Satisfaction and Discharge of Indenture...........................................59

         SECTION 11.02.       Discharge of Obligations..........................................................60

         SECTION 11.03.       Deposited Amounts to be Held in Trust.............................................60

         SECTION 11.04.       Payment of Amounts Held by Paying Agents..........................................60

         SECTION 11.05.       Repayment to the Company..........................................................60

         SECTION 11.06.       Reinstatement.....................................................................61

ARTICLE XII           IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS...........................61

         SECTION 12.01.       No Recourse.......................................................................61

ARTICLE XIII          SUBORDINATION.............................................................................62

         SECTION 13.01.       Agreement to Subordinate..........................................................62

         SECTION 13.02.       Default on Senior Indebtedness....................................................62

         SECTION 13.03.       Liquidation; Dissolution; Bankruptcy..............................................63

         SECTION 13.04.       Subrogation.......................................................................64

         SECTION 13.05.       Indenture Trustee to Effectuate Subordination.....................................65

         SECTION 13.06.       Notice by the Company.............................................................65

                                TABLE OF CONTENTS

                                                                                                               PAGE
         SECTION 13.07.       Rights of the Indenture Trustee; Holders of Senior Indebtedness...................66

         SECTION 13.08.       Subordination May Not Be Impaired.................................................66

ARTICLE XIV           EXPENSES..................................................................................67

         SECTION 14.01.       Payment of Expenses...............................................................67

ARTICLE XV            FORM OF DEBENTURE.........................................................................68

ARTICLE XVI           MISCELLANEOUS PROVISIONS..................................................................75

         SECTION 16.01.       Effect on Successors and Assigns..................................................75

         SECTION 16.02.       Actions by Successor..............................................................75

         SECTION 16.03.       Surrender of Company Powers.......................................................75

         SECTION 16.04.       Notices...........................................................................75

         SECTION 16.05.       Governing Law.....................................................................75

         SECTION 16.06.       Treatment of Debentures as Debt; Preservation of Grantor Trust Status.............76

         SECTION 16.07.       Compliance Certificates and Opinions..............................................76

         SECTION 16.08.       Payments on Business Days.........................................................76

         SECTION 16.09.       Conflict with Trust Indenture Act.................................................77

         SECTION 16.10.       Counterparts......................................................................77

         SECTION 16.11.       Separability......................................................................77

         SECTION 16.12.       Assignment........................................................................77

         SECTION 16.13.       Subordination and Support Agreement...............................................77

                  INDENTURE, dated as of December 17, 2001, between Crown Media Holdings, Inc., a Delaware corporation (the "Company"), and JPMorgan Chase Bank, a New York banking corporation, as trustee (the "Indenture Trustee"):

                  WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 6.75% Subordinated Debentures due 2007 (the "Debentures") as hereinafter provided, which Debentures evidence loans made to the Company of the proceeds from the issuance by Crown Media Trust, a Delaware statutory business trust (the "Trust"), of preferred securities of the Trust (the "Preferred Securities") and the common securities of the Trust (the "Common Securities," and together with the Preferred Securities, the "Trust Securities"), and to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered;

                  WHEREAS, the Preferred Securities are to be issued together with contingent appreciation certificates (the "Contingent Appreciation Certificates") to either receive a cash payment in the amount of the Minimum Return Amount (as defined herein) or shares of Class A Common Stock, par value $0.01 (the "Class A Common Stock"), of the Company, issued by the Company, as units (the "Units");

                  WHEREAS, the Trust is subject to the Amended and Restated Declaration of Trust, dated as of December 17, 2001, among the Company, as Sponsor, and the trustees named therein (the "Declaration"), which Declaration sets forth the terms and conditions of the Trust Securities;

                  NOW, THEREFORE, in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the holders of the
Debentures:

                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

                  SECTION 1.01. Definitions of Terms.

                  The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this Section and shall include the plural as well as the singular. All other terms used in this Indenture that are defined in the Trust Indenture Act, or that are by reference in such Act defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the Issue Date. Any reference to a party hereto shall include the successors and permitted assigns of such party.

                  Unless the context otherwise requires:

                  (a) capitalized terms used in this Indenture but not defined in the preamble above have the respective meanings assigned thereto in this
Section 1.1;

                  (b) a term defined anywhere in this Indenture has the same meaning throughout;

                  (c) all references to "the Indenture" or "this Indenture" are to this Indenture as modified, supplemented or amended from time to time;

                  (d) all references in this Indenture to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Indenture unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act has the same meaning when used in this Indenture unless otherwise defined in this Indenture; and

                  (f) a reference to the singular includes the plural and vice versa.

                  "Acceleration Date" means any date on which Debentures become due and payable pursuant to Section 6.01 hereof.

                  "Additional Interest" has the meaning specified in Section 2.03(c) hereof.

                  "Administrative Agent" means JPMorgan Chase Bank, and any successor, as administrative agent under the Credit Agreement.

                  "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder. For purposes of the covenant described under Section 4.06 hereof, "Affiliate" shall also mean any beneficial owner of Capital Stock representing 10% or more of the total voting power of the Fully Diluted Outstanding Voting Stock of the Company or of rights or warrants to purchase such Capital Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

                  "Affiliate Transaction" has the meaning set forth in Section
4.06 hereof.

                  "Assumed Obligations" means the obligations set forth in
Schedule 4.29(a) to the Securities Purchase Agreement.

                  "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing:

                  (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of or redemption or similar payment with respect to such Indebtedness multiplied by the amount of such payment, by

                  (ii)     the sum of all such payments.

                  "Authenticating Agent" means an authenticating agent with respect of the Debentures appointed with respect to the Debentures by the Indenture Trustee pursuant to Section 2.10 hereof.

                  "Authorized Officer" of a Person means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary or any Vice-President of such Person.

                  "Bankruptcy Law" means Title 11, U.S. Code, or any similar successor or federal or state law for the relief of debtors.

                  "Board of Directors" means the Board of Directors of the Company or any duly authorized committee thereof acting within the scope of such authorization.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

                  "Business Day" means any day other than a day on which Federal and State banking institutions in The Borough of Manhattan, the City of New York are authorized or obligated by law, executive order or regulation to close.

                  "Capital Lease Obligation" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

                  "Change of Control" means the occurrence of any of the following:

                  (i) the Permitted Holders cease to be the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause
                           (i) the Permitted Holders shall be deemed to have "beneficial ownership" of (A) all shares that any such Permitted Holder has the right to acquire, whether such right is exercisable immediately or only after the passage of time and (B) any Voting Stock of the Company held by any other Person (the "parent entity") so long as the Permitted Holders beneficially own (as so defined), directly or indirectly, in the aggregate a majority of the voting power of the Voting Stock of the parent entity), directly or indirectly, of a majority in the aggregate of the total voting power of the Voting Stock of the Company, whether as a result of issuance of securities of the Company, conversion of shares of Class B Common Stock of the Company, any merger, consolidation, liquidation or dissolution of the Company, or any direct or indirect transfer of securities by the Company or otherwise; provided however, that any shares underlying any option or other agreement to reacquire economic or voting control of shares of Capital Stock of the Company entered into by a Permitted Holder in connection with the sale, transfer or other disposition by such Permitted Holder shall not constitute shares beneficially owned by such Permitted Holder;

                  (ii) any Person or group other than a Permitted Holder becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (ii) such Person or group shall be deemed to have "beneficial ownership" of (A) all shares that any such Person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time and (B) any Voting Stock of the Company held by any parent entity so long as the Person or group beneficially owns (as so defined), directly or indirectly, in the aggregate a majority of the voting power of the Voting Stock of the parent entity), directly or indirectly, in the aggregate of a majority of the total voting power of the Voting Stock of the Company, whether as a result of issuance of securities of the Company, conversion of shares of Class B Common Stock of the Company, any merger, consolidation, liquidation or dissolution of the Company, or any direct or indirect transfer of securities by the Company or otherwise; provided however, that any shares underlying any option or other agreement to reacquire economic or voting control of shares of Capital Stock of the Company entered into by a Person in connection with the sale, transfer or other disposition by such Person shall not constitute shares beneficially owned by such Person;

                  (iii) individuals who on the Issue Date constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of at least 66-2/3% of the Board of Directors then still in office who were either directors on the Issue Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office;

                  (iv) the consummation by the Company of any transaction that would constitute a "Rule 13e-3 transaction" as defined in the Exchange Act; or

                  (v) the sale of all or substantially all the assets of the Company (determined on a consolidated basis) to another Person, other than a transaction following which the transferee Person becomes a Subsidiary of the transferor of such assets and fully and unconditionally guarantees the Company's obligations under the Debentures and the Contingent Appreciation Certificates.

                  "Change of Control Offer" has the meaning specified in Section
3.01 hereof.

                  "Change of Control Redemption" has the meaning specified in
Section 3.01 hereof.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" means the U.S. Securities and Exchange Commission or, in the absence of the U.S. Securities and Exchange Commission, such other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Securities" means that class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in the Declaration.

                  "Company" means Crown Media Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware, and, subject to the provisions of Article X, its successors and assigns.

                  "Consolidated Adjusted Net Loss" for any period means the sum of Consolidated Net Income plus depreciation and amortization expense of the Company and its consolidated Subsidiaries (excluding amortization expense attributable to a prepaid operating activity item that was paid in cash in a prior period) for such period to the extent deducted in calculating such Consolidated Net Income. Notwithstanding the foregoing, the provision for depreciation and amortization of a Subsidiary shall be added to Consolidated Net Income to compute Consolidated Adjusted Net Loss only to the extent (and in the same proportion) that the net income of such Subsidiary was included in calculating Consolidated Net Income.

                  "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income:

                  (i) any net income of any Person (other than the Company) if such Person is not a Subsidiary of the Company, except that:

                           (a)      subject to the exclusion contained in clause
                                    (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or any of its Subsidiaries as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary, to the limitations contained in clause (iii) below); and

                           (b) the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income;

                  (ii) any net income (or loss) of any Person acquired by the Company or any of its Subsidiaries in a pooling of interests transaction for any period prior to the date of such acquisition;

                  (iii) any net income of any Subsidiary of the Company if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the Company, except that:

                           (a)      subject to the exclusion contained in clause
                                    (iv) below, the Company's equity in the net income of any such Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Subsidiary during such period to the Company or another Subsidiary of the Company as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Subsidiary of the Company, to the limitation contained in this clause); and

                           (b) the Company's equity in a net loss of any such Subsidiary for such period shall be included in determining such Consolidated Net Income;

                  (iv) any gain (but not loss) realized upon the sale or other disposition of any assets of the Company, its consolidated Subsidiaries or any other Person (including pursuant to any sale-and-leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition of any Capital Stock of any Person;

                  (v)      extraordinary gains or losses; and

                  (vi) the cumulative effect of a change in accounting principles.

                  Notwithstanding the foregoing, for the purposes of Section 4.05, there shall be excluded from Consolidated Net Income any repurchases, repayments or redemptions of Investments, proceeds realized on the sale of Investments or return of capital to the Company or a Subsidiary to the extent such repurchases, repayments, redemptions, proceeds or returns increase the amount of Restricted Payments permitted under Section 4.05(a)(ii)(D).

                  "Contingent Appreciation Certificate" has the meaning set forth in the recitals hereto.

                  "Contingent Appreciation Certificate Agreement" means the Contingent Appreciation Certificate Agreement, dated as of the Issue Date, between the Company and the holders named therein.

                  "Corporate Trust Office" means the office of the Indenture Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the Issue Date is located at 450 West 33rd Street, New York, NY 10001, Attention: Institutional Trust Services.

                  "Coupon Rate" has the meaning specified in Section 2.03(a).

                  "Credit Agreement" means the Credit, Security, Guaranty, and Pledge Agreement, dated as of August 31, 2001, by and among, the Company, certain of its Subsidiaries, the lenders referred to therein, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Arranger and Sole Bookrunner, Bank of America, N.A., as Arranger and Syndication Agent, Citicorp USA, Inc. and Deutsche Bank AG New York Branch, as Co-Arrangers and Documentation Agents, together with the related documents thereto (including the term loans and revolving loans thereunder, any guarantees and security documents), as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to Refinance, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Agreement or a successor Credit Agreement, whether by the same or any other lender or group of lenders in accordance with Section
4.04 hereof.

                  "Currency Agreement" means in respect of a Person any foreign exchange contract, currency swap agreement or other similar agreement designed to protect such Person against fluctuations in currency values.

                  "Custodian" means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

                  "Debenture Register" has the meaning specified in Section
2.06.

                  "Debenture Registrar" has the meaning specified in Section
2.06.

                  "Debentures" means the Debentures authenticated and delivered under this Indenture to be held by the Trust, a specimen certificate for such Debentures being set forth in Article XV hereof.

                  "Declaration" means the Amended and Restated Declaration of Trust of the Trust dated and effective as of the Issue Date.

                  "Default" means any event, act or condition which is, or after notice or passage of time, or both, would constitute an Event of Default.

                  "Defaulted Interest" means any interest on the Debentures that is payable, but is not punctually paid, or provided for, on any Interest Payment Date.

                  "Disqualified Stock" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

                  (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

                  (ii) is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Stock; or

                  (iii) is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part;

in each case on or prior to the first anniversary of the Maturity Date of the Debentures; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the first anniversary of the Maturity Date of the Debentures shall not constitute Disqualified Stock if:

                           (a)      the "change of control" provisions
                                    applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Debentures under this Indenture or otherwise; and

                           (b) any such requirement only becomes operative after compliance in full with such terms applicable to the Debentures, including the purchase of any Debentures tendered pursuant thereto.

                  "Distribution and Programming Agreements" means (i) that certain Amended and Restated Program License Agreement, dated as of January 1, 2001, by and between Crown Media International, Inc. and Hallmark Entertainment Distribution, LLC and that certain Amended and Restated Program License Agreement, dated as of January 1, 2001, by and between Hallmark Entertainment Distribution, LLC and Crown Media United States, LLC, as such agreements may be amended, modified, renewed or otherwise revised, or (ii) any agreement or series of related agreements entered into by the Company or any of its Subsidiaries in the ordinary course of business in connection with the licensing and/or distribution of pay television or satellite programming, as any such agreement may be amended, modified, renewed or otherwise revised.

                  "Event of Default" means any event specified in Section 6.01 hereof, continued for the period of time, if any, therein designated.

                  "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Fully Diluted Outstanding" means, when used with reference to Capital Stock, at any date as of which the number of shares thereof is to be determined, all shares of Capital Stock Outstanding at such date and other options, warrants or Certificates to purchase, or securities convertible into, shares of such Capital Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

                  "GAAP" means generally accepted accounting principles, as in effect in the United States on the Issue Date.

                  "Governmental Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depositary receipt.

                  "Hallmark Cards" means Hallmark Cards, Incorporated, a Missouri corporation, and its successors and assigns.

                  "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement or Currency Agreement, in each case entered into in the ordinary course of business for bona fide hedging purposes and not for the purpose of speculation.

                  "herein", "hereof" and "hereunder", and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Holder" means a Person in whose name or names a Debenture shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

                  "incur" means issue, assume, guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be incurred by such Person at the time it becomes a Subsidiary. The term "incurrence" when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall not be deemed the incurrence of Indebtedness.

                  "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

                  (i) indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services purchased (other than amounts constituting trade payables (payable within 90 days) arising in the ordinary course of business);

                  (ii) obligations of such Person in respect of letters of credit, acceptance facilities, or drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person;

                  (iii) obligations of such Person under Capital Lease Obligations;

                  (iv) deferred payment obligations of such Person resulting from the adjudication or settlement of any litigation;

                  (v) obligations of such Person under synthetic leases or financing leases (but not operating leases);

                  (vi) obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock of such Person, or with respect to any Preferred Stock of any Subsidiary of such Person, the principal amount of such Preferred Stock to be determined in accordance with this Indenture (but excluding, in each case, any accrued dividends);

                  (vii) to the extent not otherwise included in this definition, Hedging Obligations;

                  (viii) obligations under the Debentures and Contingent Appreciation Certificates; and

                  (ix) indebtedness of others of the type described in clauses (i) through (vii) above which such Person has
                           (a) directly or indirectly assumed or guaranteed in connection with a guarantee or (b) secured by a Lien on the assets of such Person, whether or not such Person has assumed such indebtedness (provided, that if such Person has not assumed such indebtedness of another Person then the amount of indebtedness of such Person pursuant to this clause (ix) for purposes of this Indenture shall be equal to the lesser of the amount of the indebtedness of the other Person and the fair market value of the assets of such Person which secure such other indebtedness).

Notwithstanding the foregoing, in connection with the purchase by the Company or any Subsidiary of any business, the term "Indebtedness" shall exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

                  The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended.

                  "Indenture Trustee" means JPMorgan Chase Bank and, subject to the provisions of Article VII, shall also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, "Indenture Trustee" shall mean each such Person.

                  "Interest Payment Date" has the meaning specified in Section
2.03 hereof.

                  "Interest Rate Agreement" means in respect of a Person any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect such Person against fluctuations in interest rates.

                  "Investment" in any Person means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of the lender) or other extensions of credit (including by way of guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person. Except as otherwise provided for herein, the amount of an Investment shall be its fair value at the time the Investment is made and without giving effect to subsequent changes in value.

                  "Investment Company Event" means that the Regular Trustees under the Declaration shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the Issue Date.

                  "Issue Date" means December 17, 2001.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

                  "Maturity Date" means the date on which the Debentures mature and on which the principal shall be due and payable together with all accrued and unpaid interest thereon including Defaulted Interest and Additional Interest, if any.

                  "Net Cash Proceeds" with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  "Notice of Redemption" has the meaning specified in Section 3.03(a) hereof.

                  "Officer's Certificate" with respect to any Person, a certificate signed by an Authorized Officer of such Person.

                  "Opinion of Counsel" means an opinion in writing of legal counsel, who may be an employee of or counsel for the Company, that is delivered to the Indenture Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in Section 16.07, if and to the extent required by the provisions thereof.

                  "Optional Redemption" has the meaning specified in Section
3.01 hereof.

                  "Outstanding" when used with reference to the Debentures, means, subject to the provisions of Section 8.04, as of any particular time, all Debentures theretofore authenticated and delivered by the Indenture Trustee under this Indenture, except (a) Debentures theretofore canceled by the Indenture Trustee or any Paying Agent, or delivered to the Indenture Trustee or any Paying Agent for cancellation or that have previously been canceled; (b) Debentures for the payment or redemption of which cash or Governmental Obligations in the necessary amount shall have been deposited in trust with the Indenture Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent); provided, however, that if such Debentures are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article III provided, or provision satisfactory to the Indenture Trustee shall have been made for giving such notice; and (c) Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.07. When used with reference to Capital Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Capital Stock, except shares then owned or held by or for the account of the Company or any Subsidiary or Affiliate thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Capital Stock.

                  "Paying Agent" means one or more Persons authorized by the Company to pay interest, principal or any other payments on the Debentures.

                  "Permitted Holders" means Hallmark Cards and its Affiliates.

                  "Permitted Investment" means an Investment by the Company or any Subsidiary in:

                  (i) the Company, a Wholly Owned Subsidiary or a Person that will, upon the making of such Investment, become a Wholly Owned Subsidiary, HM Holdings of Delaware, LLC, HM Intermediary, LLC or Hallmark India Private Limited;

                  (ii) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Company or a Wholly Owned Subsidiary;

                  (iii)    cash and Temporary Cash Investments;

                  (iv) receivables owing to the Company or any Wholly Owned Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Company or any such Wholly Owned Subsidiary deems reasonable under the circumstances;

                  (v) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

                  (vi) loans or advances to employees made in the ordinary course of business consistent with past practices of the Company or such Wholly Owned Subsidiary;

                  (vii) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Wholly Owned Subsidiary or in satisfaction of judgments;

                  (viii) any Investment acquired by the Company or any of its Subsidiaries (a) in exchange for any other Investment or accounts receivable held by the Company or any such Wholly Owned Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (b) as a result of a foreclosure by the Company or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

                  (ix) an Investment acquired by the Company or any of its Subsidiaries as consideration in a single, one-time strategic transaction involving the sale, lease, transfer, merger, consolidation or other disposition (or series of related sales, leases, transfers, mergers or consolidations or dispositions) by the Company or any of its Subsidiaries of a significant portion of the business of the Company or any such Subsidiary, which Investment relates to a business in which the Company or any of its Subsidiaries was engaged on the Issue Date;

                  (x)      any Investment in existence on the Issue Date; and

                  (xi) other Investments in any Person having an aggregate fair market value (measured on the date each such Investment was made), when taken together with all other Investments made pursuant to this clause (xi) since the Issue Date, not to exceed $50.0 million.

                  "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Preferred Securities" means that class of preferred securities representing undivided preferred beneficial interests in the assets of the Trust and having such terms as are set forth in the Declaration.

                  "Preferred Securities Guarantee" means the guarantee agreement, dated as of December 17, 2001, between of the Company and JPMorgan Chase Bank, as the initial Preferred Securities Guarantee Trustee thereunder in respect of the Preferred Securities.

                  "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

                  "principal" of the Debentures means the principal of the Debentures plus the premium, if any, payable on the Debentures which is due or overdue or is to become due at the relevant time.

                  "Property Trustee" means the entity performing the functions of the Property Trustee of the Trust under the Declaration.

                  "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

                  "Refinancing Indebtedness" means Indebtedness that refinances any Indebtedness of the Company or any Subsidiary of the Company existing on the Issue Date or incurred in compliance with the Indenture, including Indebtedness that refinances Refinancing Indebtedness; provided, however, that:

                  (i) such Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced;

                  (ii) such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced;

                  (iii) such Refinancing Indebtedness has an aggregate principal amount (or if incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if incurred with original issue discount, the aggregate accreted value) then outstanding or committed (plus fees and expenses and defeasance costs) under the Indebtedness being Refinanced; and

                  (iv) to the extent that the Indebtedness being Refinanced constitutes Subordinated Obligations, such Refinancing Indebtedness shall also constitute Subordinated Obligations;

                  provided further, however, that Refinancing Indebtedness shall not include Indebtedness of a Subsidiary that Refinances Indebtedness of the Company.

                  "Regular Record Date" means for any Interest Payment Date, the fifteenth day or next earlier Business Day if such fifteenth day is not a Business Day, next preceding such Interest Payment Date.

                  "Responsible Officer" means, with respect to the Indenture Trustee, any officer of the Indenture Trustee with direct responsibility for the administration of this Indenture and also means, with respect to any particular corporate trust matter, any other officer to whom such matter is referred based on such officer's knowledge of any familiarity with particular matter.

                  "Restricted Payment" with respect to any Person means:

                  (i) the declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders (in any such case in their capacity as such) of its Capital Stock (other than dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock) and dividends or distributions payable solely to the Company or a Subsidiary of the Company, and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation));

                  (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company held by any Person or of any Capital Stock of a Subsidiary held by any Affiliate of the Company (other than a Subsidiary), including the exercise of any option to exchange any Capital Stock (other than into Capital Stock of the Company that is not Disqualified Stock);

                  (iii) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations of such Person (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such purchase, repurchase or other acquisition); or

                  (iv) the making of any Investment (other than a Permitted Investment) in any Person.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of December 17, 2001, by and among the Company, the Trust and the Investors named therein.

                  "Senior Indebtedness" means (i) Indebtedness of the Company, whether outstanding on the Issue Date or thereafter incurred and (ii) accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not post-filing interest is allowed in such proceeding), fees, expenses, reimbursement obligations under letters of credit and any other "Obligations" (as defined in the Credit Agreement) under the Credit Agreement, in the case of each of clauses (i) and (ii), in respect of (A) Indebtedness of the Company for money borrowed and (B) Indebtedness evidenced by debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, unless, in the case of clauses (i) and (ii), in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Debentures; provided, however, that Senior Indebtedness shall not include: (a) any obligation of the Company to any Subsidiary of the Company; (b) any liability for federal, state, local or other taxes owed or owing by the Company or any Subsidiary of the Company (including payments pursuant to any tax sharing agreement between the Company and any of its Subsidiaries, on the one hand, and Hallmark Cards and any of its Subsidiaries, on the other hand); (c) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities); (d) any Indebtedness of the Company (and any accrued and unpaid interest in respect thereof) which is subordinate or junior in any respect to any other Indebtedness or other obligation of the Company; (e) that portion of any Indebtedness which at the time of incurrence is incurred in violation of this Indenture; or (f) obligations in respect of performance, bid and surety bonds and completion guarantees provided by the Company or any Subsidiary.

                  "Special Event" means a Tax Event or an Investment Company Event.

                  "Special Event Redemption" has the meaning set forth in
Section 3.01 hereof.

                  "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

                  "Subordinated Hallmark Obligations" has the meaning set forth in the Subordination and Support Agreement.

                  "Subordinated Obligations" means any Indebtedness of the Company (whether Outstanding on the Issue Date or thereafter incurred, including the Subordinated Hallmark Obligations) which is subordinate or junior in right of payment to the Debentures and the Contingent Appreciation Certificates pursuant to a written agreement, executed by the Person to whom such Indebtedness is owed, to that effect.

                  "Subordination and Support Agreement" means the Subordination and Support Agreement, dated as of December 17, 2001, by and among the Company, the Trust, Hallmark Cards, the Indenture Trustee, the Property Trustee and the holders of Contingent Appreciation Certificates named therein.

                  "Subsidiary" means, with respect to any Person, (i) any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.

                  "Tax Event" means that the Regular Trustees under the Declaration shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that on or after the Issue Date, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefore or therein, or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the Issue Date, there is more than an insubstantial risk that (i) the Trust is or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges, or (iii) interest payable by the Company to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Company for United States federal income tax purposes.

                  "Temporary Cash Investments" means any of the following:

                  (i) marketable securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition,

                  (ii) time deposits, demand deposits, certificates of deposit, acceptances or prime commercial paper or repurchase obligations for underlying securities of the types described in clause (i) entered into with any commercial bank organized under the laws of the United States or a state thereof having a short-term deposit rating at the time of acquisition of at least A-2 or the equivalent thereof by Standard & Poor's Ratings Services or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc.,

                  (iii) commercial paper issued by a corporation with a rating at the time of acquisition of A-1 or A-2 or the equivalent thereof by Standard & Poor's Ratings Services or P-1 or P-2 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within twelve months after the date of acquisition,

                  (iv) repurchase agreements and reverse repurchase agreements with any bank meeting the requirements set forth in clause (ii) above relating to marketable direct obligations issued or unconditionally backed by the full faith and credit of the United States, in each case maturing within one year from the date thereof, and

                  (v) marketable direct obligations issued by any state of the United States or any agency or instrumentality thereof maturing within twelve months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings generally obtainable from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                  "Trust Securities" means Common Securities and Preferred Securities issued by the Trust.

                  "Unit" has the meaning set forth in the recitals to this Indenture.

                  "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                  "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares, investments by foreign nationals mandated by applicable law and the minority interest held in Crown Media United States LLC, a Delaware limited liability company, on the Issue
Date) is owned by the Company or one or more Wholly Owned Subsidiaries.

                                   ARTICLE II

                   ISSUE, DESCRIPTION, TERMS AND EXECUTION AND
                           REGISTRATION OF DEBENTURES

                  SECTION 2.01. Principal Amount and Maturity.

                  (a) The aggregate principal amount of Debentures that may be authenticated and delivered under this Indenture is $273,196,000.

                  (b) The Maturity Date shall be December 15, 2007.

                  SECTION 2.02. Form of Securities and Payment.

                  The Debentures shall be issued in fully registered certificated form. Each Debenture shall be dated the date of its authentication. Principal and interest on the Debentures issued in certificated form shall be payable and the transfer of such Debentures shall be registrable at the office or agency of the Paying Agent designated by the Company; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Debenture Register. The Company shall be required to maintain a Paying Agent in each place of payment for the Debentures. Notwithstanding the foregoing, so long as the Holder of any of the Debentures is the Property Trustee, the payment of the principal of and interest on, such Debentures shall be made at such place and to such account as may be designated by the Property Trustee.

                  SECTION 2.03. Interest.

                  (a) The Debentures shall bear interest at the rate of 6.75% per annum (the "Coupon Rate") from the original date of issuance until the principal thereof becomes due and payable, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Coupon Rate, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year (each, an "Interest Payment Date"), commencing on March 15, 2002, to the Person in whose name such Debenture is registered, at the close of business on the Regular Record Date for such Interest Payment Date. Interest payments not paid when due shall accrue interest at the Coupon Rate on the amount of accrued and unpaid interest (to the extent permitted by law). So long as an Event of Default shall have occurred and be continuing (after, as well as before, a judgment), the Company shall on each such date on which Defaulted Interest is payable, pay interest, to the extent permitted by applicable law, on any then unpaid amount of the Debentures Outstanding at a rate equal to 8.75%, representing 2% per annum in excess of the Coupon Rate. The term "interest" shall include Defaulted Interest and any Additional Interest.

                  (b) The amount of interest payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, shall be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable on the Debentures is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  (c) If at any time while the Property Trustee is the Holder of any Debentures, the Trust or the Property Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority (in the case of the Property Trustee, attributable to its holding the Debentures), then, in any case, the Company shall pay as additional interest ("Additional Interest") on the Debentures held by the Property Trustee, such additional amounts as shall be required so that the net amounts received and retained by the Trust and the Property Trustee after paying such taxes, duties, assessments or other governmental charges shall be equal to the amounts the Trust and the Property Trustee would have received had no such taxes, duties, assessments or other government charges been imposed.

                  SECTION 2.04. Denominations: Provisions for Payment.

                  (a) The principal of and the interest on the Debentures shall be payable in the coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debt, at the office or agency of the Paying Agent designated by the Company maintained for that purpose in the Borough of Manhattan, the City and State of New York.

                  (b) Any Defaulted Interest shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder and such Defaulted Interest shall be paid by the Company to the Persons in whose names the Debentures are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Indenture Trustee in writing of the amount of Defaulted Interest proposed to be paid on the Debentures and the date of the proposed payment, and at the same time the Company shall deposit with the Indenture Trustee an amount of cash equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Indenture Trustee for such deposit prior to the date of the proposed payment, such amount when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Indenture Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Indenture Trustee of the notice of the proposed payment. The Indenture Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, by first class mail postage prepaid, to each Holder at his or her address as it appears in the Debenture Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Debentures are registered on such special record date.

                  SECTION 2.05. Execution and Authentication.

                  The Debentures shall be signed on behalf of the Company by, its President, or one of its Vice Presidents, or its Treasurer, or one of its Assistant Treasurers, or its Secretary, or one of its Assistant Secretaries. Signatures may be in the form of a manual or facsimile signature. The Company may use the facsimile signature of any Person who shall have been a President or Vice President thereof, or of any Person who shall have been a Secretary or Assistant Secretary thereof, notwithstanding the fact that at the time the Debentures shall be authenticated and delivered or disposed of, such Person shall have ceased to be the President or a Vice President, or the Secretary or an Assistant Secretary of the Company. The Debentures shall be dated the date of its authentication by the Indenture Trustee.

                  The Debentures shall not be valid until authenticated manually by an authorized signatory of the Indenture Trustee, or by an Authenticating Agent. Such signature shall be conclusive evidence that the Debentures so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures to the Indenture Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Debentures, signed by its President or any Vice President and its Secretary or any Assistant Secretary, and the Indenture Trustee in accordance with such written order shall authenticate and deliver such Debentures.

                  In authenticating such Debentures and accepting the additional responsibilities under this Indenture in relation to such Debentures, the Indenture Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the form and terms thereof have been established in conformity with the provisions of this Indenture.

                  The Indenture Trustee shall not be required to authenticate such Debentures if the issue of such Debentures pursuant to this Indenture will affect the Indenture Trustee's own rights, duties or immunities under the Debentures and this Indenture or otherwise in a manner that is not reasonably acceptable to the Indenture Trustee.

                  SECTION 2.06. Registration of Transfer.

                  (a) The Company shall keep, or cause to be kept, at its office or agency designated in the Borough of Manhattan, the City and State of New York, or such other location designated by the Company a register or registers (herein referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Debentures and the transfers of Debentures as in this Article provided and which at all reasonable times shall be open for inspection by the Indenture Trustee. The registrar for the purpose of registering Debentures and transfer of Debentures as herein provided shall be appointed as authorized by Board Resolution (the "Debenture Registrar").

                  Upon surrender for registration of transfer of the Debentures at the office or agency of the Company designated for such purpose, the Company shall execute, the Indenture Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Debenture for a like aggregate principal amount and other applicable terms and conditions.

                  All Debentures presented or surrendered for registration of transfer, as provided in this Section, shall be accompanied (if so required by the Company or the Debenture Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Debenture Registrar, duly executed by the registered Holder or by such Holder's duly authorized attorney in writing.

                  (b) No service charge shall be made for any registration of transfer of Debentures, or issue of new Debentures in case of redemption of any Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto.

                  (c) The Company shall not be required (i) to issue or register the transfer of any Debentures during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of all the Debentures Outstanding and ending at the close of business on the day of such mailing, nor (ii) to register the transfer of any Debentures called for redemption.

                  (d) Each Holder of the Debentures, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Company that such Holder understands and acknowledges that (1) the Debentures and underlying securities have not been registered under the Securities Act or any other applicable securities laws and are not freely transferable without registration under or an exemption from the Securities Act, (2) the Debentures are being purchased for the account of the Holder without a view to distribute, or for offer or sale in connection with any distribution of, the Debentures in violation of the securities act or any other applicable securities laws and (3) in the absence of registration, the Debentures can only be transferred pursuant to an exemption under the Securities Act and upon delivery of such certifications and an opinion of counsel reasonably acceptable to the Company to such effect and in accordance with any other applicable securities laws and that such Holder will notify the transferee of such resale restrictions.

                  SECTION 2.07. Mutilated, Destroyed, Lost or Stolen Securities.

                  In case any Debenture shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon the Company's request the Indenture Trustee (subject as aforesaid) shall authenticate and deliver, a new Debenture, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company and the Indenture Trustee such indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Indenture Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Debenture and of the ownership thereof. The Indenture Trustee shall authenticate any such substituted Debenture and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith. In case any Debenture that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debenture) if the applicant for such payment shall furnish to the Company and the Indenture Trustee indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Indenture Trustee of the destruction, loss or theft of such Debenture and of the ownership thereof.

                  Every replacement Debenture issued pursuant to the provisions of this Section shall constitute an additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Debenture shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. All Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  SECTION 2.08. Cancellation.

                  All Debentures surrendered for the purpose of payment, redemption or registration of transfer shall, if surrendered to the Company or any Paying Agent, be delivered to the Indenture Trustee for cancellation, or, if surrendered to the Indenture Trustee, shall be cancelled by it, and no Debentures shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On written request of the Company at the time of such surrender, the Indenture Trustee shall deliver to the Company canceled Debentures held by the Indenture Trustee. In the absence of such written request, the Indenture Trustee shall dispose of canceled Debentures in accordance with its standard procedures and deliver a certificate of disposition to the Company. If the Company shall otherwise acquire any of the Debentures, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Indenture Trustee for cancellation.

                  SECTION 2.09. Benefits of Indenture.

                  Nothing in this Indenture or in the Debentures, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the Holders of the Debentures and the holders of the Securities (and, with respect to the provisions of Article XIII, the holders of Senior Indebtedness) any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the Holders of the Debentures (and, with respect to the provisions of Article XIII, the holders of Senior Indebtedness).

                  SECTION 2.10. Authenticating Agent.

                  So long as any of the Debentures remain Outstanding there may be an Authenticating Agent for any or all such Debentures which the Indenture Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Indenture Trustee to authenticate Debentures issued upon registration of transfer or partial redemption thereof or as a result of mutilation, destruction, loss or theft of such Debentures, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. All references in this Indenture to the authentication of Debentures by the Indenture Trustee shall be deemed to include authentication by an Authenticating Agent for Debentures. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

                  Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and to the Company. The Indenture Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Indenture Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

                                  ARTICLE III

                      REDEMPTION AND PURCHASE OF DEBENTURES

                  SECTION 3.01. Optional Redemption and Special Event
                                Redemption.

                  (a) At any time on or after December 15, 2003, the Company shall have the right to redeem (the "Optional Redemption") any and all of the Debentures Outstanding, in whole but not in part, at a redemption price equal to 100% of the aggregate principal amount of the Debentures Outstanding, together with any accrued and unpaid interest thereon to the date of redemption.

                  (b) At any time on or after the Issue Date and prior to December 15, 2003, in the event of a Special Event, the Company shall have the right to redeem (the "Special Event Redemption") any and all of the Debentures Outstanding, in whole but not in part, at a redemption price equal to 100% of the aggregate principal amount of the Debentures, together with any accrued and unpaid interest thereon to the date of redemption.

                  SECTION 3.02. Change of Control Redemption and Offer to
                                Purchase.

                  (a) In the event of a Change of Control, the Company shall have the right to redeem any and all of the Debentures Outstanding at a redemption price per Debenture, depending on the period in which the Change of Control occurs, equal to the following percentages per $1,000 aggregate principal amount of Debentures Outstanding, together with any accrued and unpaid interest to the date of redemption (a "Change of Control Redemption"):

                   December 15, 2001 to December 14, 2002        110.0%
                   December 15, 2002 to December 14, 2003        110.0%
                   December 15, 2003 and thereafter              100.0%

                  (b) In the event that the Company declines to exercise a Change of Control Redemption with respect to all Debentures Outstanding within five (5) days of a Change of Control, the Company shall be required to offer to purchase any and all of the Debentures Outstanding at a price equal to the redemption price that would have been payable upon a Change of Control Redemption specified in clause (a) of this Section 3.02 (a "Change of Control Offer"). In connection with any such Change of Control Offer, the Company covenants and agrees that it shall purchase any and all Debentures that are validly tendered by Holders thereof.

                  SECTION 3.03. Notice of Redemption.

                  (a) The election of the Company to redeem or offer to purchase, as applicable, any Debentures pursuant to Section 3.01 or 3.02 shall be evidenced by or pursuant to a Board Resolution. In case the Company shall desire to exercise such right to redeem all, or offer to purchase any and all, of the Debentures in accordance with Section 3.01 or 3.02, the Company shall, or shall cause the Indenture Trustee to, give notice of such redemption or offer to purchase, as applicable, to Holders of the Debentures to be redeemed or purchased by mailing, first class mail postage prepaid, an irrevocable notice of such redemption not less than 45 days and not more than 60 days before the date fixed for redemption or purchase to such Holders at their last addresses as they shall appear upon the Debenture Register (a "Notice of Redemption"). Any such Notice of Redemption that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered Holder receives the notice. In any case, failure to duly give such Notice of Redemption to the Holder of any Debenture redeemed hereunder, or any defect in the Notice of Redemption, shall not affect the validity of the proceedings for the redemption or purchase of any other Debenture.

                  The Notice of Redemption shall specify the date fixed for redemption or purchase and the redemption or purchase price (including any premium) at which the Debentures are to be redeemed or purchased, and shall state that payment of the redemption or purchase price of such Debentures to be redeemed or purchased shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon presentation and surrender of such Debentures that interest accrued to the date fixed for redemption or purchase shall be paid as specified in said notice and that from and after said date interest shall cease to accrue.

                  (b) The Company may, in accordance with Sections 3.01 and 3.02 and if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Indenture Trustee or any Paying Agent to call all of the Debentures for redemption or purchase and to give Notice of Redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Indenture Trustee or such Paying Agent may deem advisable. In any case in which Notice of Redemption is to be given by the Indenture Trustee or any such Paying Agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Indenture Trustee or such Paying Agent, as the case may be, such Debenture Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Indenture Trustee or such Paying Agent to give any notice by mail that may be required under the provisions of this Section.

                  (c) Notwithstanding the provisions of Sections 3.01 and 3.02, prior to effecting any redemption or offer to purchase with respect to Debentures being redeemed or purchased, the Company shall pay in full all accrued and unpaid interest (including Defaulted Interest and Additional Interest, if any) on all Debentures Outstanding so redeemed or purchased.

                  SECTION 3.04. Payment Upon Redemption or Purchase.

                  (a) If the giving of Notice of Redemption shall have been completed as above provided, the Debentures to be redeemed or purchased specified in such notice shall become due and payable on the date and at the place stated in such notice at the redemption or purchase price, together with interest accrued to the date fixed for redemption or purchase and interest on such Debentures shall cease to accrue on and after the date fixed for redemption or purchase, unless the Company shall default in the payment of such redemption or purchase price and accrued interest with respect to any such Debenture, in which case interest shall continue to accrue. On presentation and surrender of such Debentures on or after the date fixed for redemption or purchase at the place of payment specified in the notice, said Debentures shall be paid and redeemed or purchased at the redemption price, together with interest accrued thereon to the date fixed for redemption or purchase (but if the date fixed for redemption or purchase is an Interest Payment Date, the interest installment payable on such date shall be payable to the registered Holder at the close of business on the applicable record date pursuant to
Section 2.03(a)).

                  If any Debenture called for redemption or offered to be purchased shall not be so paid upon surrender thereof for redemption or purchase, the principal shall, until paid, bear interest from the date fixed for redemption or purchase at the rate prescribed therefor in the Debenture until paid in full.

                  (b) The redemption or purchase price shall be paid prior to 12:00 noon, New York time, on the date of such redemption or purchase or at such earlier time as the Company determines and specifies in the notice of redemption or purchase, provided that the Company shall deposit with the Indenture Trustee an amount sufficient to pay the redemption or purchase price by 10:00 a.m., New York time, on the date such redemption or purchase price is to be paid.

                  SECTION 3.05. No Sinking Fund.

                  The Debentures are not entitled to the benefit of any sinking fund.

                                   ARTICLE IV

                            COVENANTS OF THE COMPANY

                  SECTION 4.01. Payment of Principal and Interest.

                  The Company shall duly and punctually pay or cause to be paid the principal of and interest on, the Debentures at the time and place and in the manner provided herein.

                  SECTION 4.02. Maintenance of Office or Agency.

                  So long as the Debentures remain Outstanding, the Company agrees to maintain an office or agency in the Borough of Manhattan, The City of New York, with respect to such Debentures and at such other location or locations as may be designated as provided in this Section 4.02, where (i) Debentures may be presented for payment, (ii) Debentures may be presented as hereinabove authorized for registration of transfer, and (iii) notices and demands to or upon the Company in respect of the Debentures and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by an Authorized Officer and delivered to the Indenture Trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Company hereby appoints the Indenture Trustee as its agent to receive all such presentations, notices and demands.

                  SECTION 4.03. Paying Agent.

                  (a) If the Company shall appoint one or more Paying Agents for the Debentures, other than the Indenture Trustee, the Company shall cause each such Paying Agent to execute and deliver to the Indenture Trustee an instrument in which such agent shall agree with the Indenture Trustee, subject to the provisions of this Section 4.03:

                           (i) that it will hold all sums held by it as such
                  agent for the payment of the principal of and interest on, the Debentures (whether such sums have been paid to it by the Company or by any other obligor of such Debentures) in trust for the benefit of the Persons entitled thereto;

                           (ii) that it will give the Indenture Trustee notice
                  of any failure by the Company (or by any other obligor of such Debentures) to make any payment of the principal of and interest on, the Debentures when the same shall be due and payable;

                           (iii) that it will, at any time during the
                  continuance of any failure referred to in the preceding paragraph (a)(ii) above, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

                           (iv) that it will perform all other duties of Paying
                  Agent as set forth in this Indenture.

                  (b) If the Company shall act as its own Paying Agent with respect to any of the Debentures, it shall on or before each due date of the principal of or interest on, the Debentures, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal or interest so becoming due on Debentures until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Indenture Trustee of such action, or any failure (by it or any other obligor on such Debentures) to take such action. Whenever the Company shall have one or more Paying Agents for any of the Debentures, it will, prior to each due date of the principal or interest on any Debentures, deposit with the Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Indenture Trustee) the Company shall promptly notify the Indenture Trustee of this action or failure so to act.

                  (c) Notwithstanding anything in this Section to the contrary,
(i) the agreement to hold sums in trust as provided in this Section 4.03 is subject to the provisions of Section 11.05, and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Indenture Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying

Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  SECTION 4.04. Limitations on Indebtedness.

                  The Company shall not, and shall not permit any Subsidiary to, incur, create, assume or suffer to exist any Indebtedness other than:

                  (a) the Indebtedness represented by the Credit Agreement and the obligations related thereto; provided, however that, after giving effect to any such incurrence, the aggregate principal amount of all Indebtedness incurred under this clause (a) and outstanding at any time shall not exceed $320,000,000;

                  (b) Senior Indebtedness (in addition to Indebtedness incurred pursuant to clause (a) above) not to exceed $50,000,000 at any time outstanding;

                  (c) ordinary trade payables which are not yet due and payable and are not the result of a transaction which is essentially the borrowing of money;

                  (d) Indebtedness owed to and held by the Company or a Subsidiary; provided, however, that (1) any subsequent issuance or transfer of any Capital Stock which results in any such Subsidiary ceasing to be a Subsidiary or any subsequent transfer of such Indebtedness (other than to the Company or a Subsidiary) shall be deemed, in each case, to constitute the incurrence of such Indebtedness by the obligor thereon and (2) if the Company is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations with respect to the Debentures;

                  (e) Indebtedness existing as of the Issue Date (other than Indebtedness under clause (a) or (g) hereof);

                  (f) Indebtedness that constitutes Subordinated Hallmark Obligations;

                  (g) the Debentures and Contingent Appreciation Certificates;

                  (h) Preferred Stock (other than Disqualified Stock) to the extent classified as "indebtedness" under GAAP;

                  (i) Hedging Obligations;

                  (j) Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clause (d), (e), (f) or (g) or this clause (j);

                  (k) obligations in respect of performance, bid and surety bonds and completion guarantees provided by the Company or any Subsidiary in the ordinary course of business;

                  (l) Indebtedness constituting Subordinated Obligations owed to and held by Hallmark Cards or its Subsidiaries in which no cash payment of principal, premium, interest or otherwise is due or payable on or prior to 180 days after the Maturity Date;

                  (m) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within two Business Days of its incurrence; and

                  (n) Indebtedness of the Company, including Indebtedness in respect of secured purchase money financings (including Capital Lease Obligations), in an aggregate principal amount which, when taken together with all other Indebtedness of the Company outstanding on the date of such incurrence (other than Indebtedness permitted by clauses (a) through (m) above) does not exceed $30,000,000; provided, however, that if such Indebtedness is not Senior Indebtedness, then the Company shall not incur or permit to exist any Lien of any nature whatsoever on any of its properties (including Capital Stock of a Subsidiary), whether owned at the Issue Date or thereafter acquired, securing such Indebtedness, without effectively providing that the Debentures shall be secured equally and ratably with (or prior to) the obligations so secured for so long as such obligations are so secured.

                  SECTION 4.05. Restricted Payments.

                  (a) The Company shall not, and shall not permit any Subsidiary, directly or indirectly, to make a Restricted Payment if at the time the Company or such Subsidiary makes such Restricted Payment:

                           (i) a Default shall have occurred and be continuing
                  (or would result therefrom); or

                           (ii) the aggregate amount of such Restricted Payment
                  and all other Restricted Payments since the Issue Date would exceed the sum of (without duplication):

                                    (A) 50% of the Consolidated Net Income
                           accrued on a cumulative basis during the period (treated as one accounting period) from the beginning of the fiscal quarter immediately following the fiscal quarter during which the Issue Date occurs to the end of the most recent fiscal quarter ending at least 45 days prior to the date of such Restricted Payment (or, (1) in case such Consolidated Net Income shall be a deficit, 100% of the Consolidated Adjusted Net Loss, or, (2) to the extent such Consolidated Adjusted Net Loss shall not be a deficit, zero); plus

                                    (B) 100% of the aggregate Net Cash Proceeds
                           received by the Company from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to the Issue Date (other than an issuance or sale to a Subsidiary of the Company and other than an issuance or sale to an employee stock ownership plan or to a trust established by the

                           Company or any of its Subsidiaries for the benefit of their employees) and 100% of any cash capital contribution received by the Company from its shareholders subsequent to the Issue Date; plus

                                    (C) the amount by which Indebtedness of the
                           Company is reduced upon the conversion or exchange (other than by a Subsidiary of the Company), including as a result of an exercise of the right to receive shares of Class A Common Stock of the Company under the Contingent Appreciation Certificates, subsequent to the Issue Date of any Indebtedness of the Company convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Company (less the amount of any cash, or the fair value of any other property, distributed by the Company upon such conversion or exchange); plus

                                    (D) an amount equal to the net reduction in
                           the Investments (other than Permitted Investments) made by the Company or any Subsidiary in any Person (other than the Company or any of its Wholly Owned Subsidiaries) resulting from repurchases, repayments or redemptions of such Investments by such Person, proceeds realized on the sale of such Investment and proceeds representing the return of capital (excluding dividends and distributions), in each case received by the Company or any such Subsidiary; provided, however, that the foregoing amount shall not exceed, in the case of any such Person, the amount of Investments (excluding Permitted Investments) previously made (and treated as a Restricted Payment) by the Company or any such Subsidiary in such Person; minus

                                    (E) an amount equal to any payments,
                           purchases, repurchases, redemptions, defeasances or other acquisitions or retirements for value of Assumed Obligations in excess of $40,000,000 (which $40,000,000 or lesser amount is not paid with amounts available pursuant to clauses (A) or (B) above) less such payments, purchases, redemptions, defeasances or other acquisitions or retirements for value, from amounts available pursuant to clauses (A) or (B) above.

                  (b) Subject to compliance with Section 4.05(a)(i) hereof, the preceding provisions shall not prohibit:

                           (i) any Restricted Payment made out of the Net Cash
                  Proceeds of the substantially concurrent sale of, or made by exchange for, Capital Stock of the Company (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Company or an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees) or a substantially concurrent cash capital contribution received by the Company from its shareholders; provided, however, that (A) such Restricted Payment shall be excluded in the calculation of the aggregate amount of

                  Restricted Payments and (B) the Net Cash Proceeds from such sale or cash capital contribution (to the extent so used for such Restricted Payment) shall be excluded from the calculation of amounts under clause (ii)(B) of paragraph (a) above;

                           (ii) any purchase, repurchase, redemption, defeasance
                  or other acquisition or retirement for value of Subordinated Obligations made by exchange for, or out of the proceeds of the substantially concurrent sale of, Indebtedness (other than Senior Indebtedness) which is permitted to be incurred pursuant to Section 4.04 or out of the Net Cash Proceeds (less any such proceeds used to purchase, repurchase, redeem, defease or otherwise acquire or retire for value any Assumed Obligations) of the substantially concurrent sale of, or made by exchange for, Capital Stock of the Company (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Company or an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees) or a substantially concurrent cash capital contribution received by the Company from its shareholders; provided, however, that (A) such Restricted Payment shall be excluded in the calculation of the aggregate amount of Restricted Payments and (B) the Net Cash Proceeds from any such sale or such cash capital contribution (to the extent so used for such Restricted Payment) shall be excluded from the calculation of amounts under clause (ii)(B) of paragraph (a) above; and provided, further, that such purchase, repurchase, redemption, defeasance or other acquisition or retirement for value shall be excluded in the calculation of the amount of Restricted Payments;

                           (iii) the payment from the proceeds from the issuance
                  of the Debentures of the obligations owed to Hallmark Cards or its Affiliates as set forth in Schedule 2.3 to the Securities Purchase Agreement on the Issue Date; or

                           (iv) dividends paid within 60 days after the date of
                  declaration thereof if at such date of declaration such dividend would have complied with this covenant; provided, however, that at the time of payment of such dividend, no other Default shall have occurred and be continuing (or result therefrom); provided further, however, that such dividend shall be included in the calculation of the amount of Restricted Payments.

                  SECTION 4.06. Limitation on Affiliate Transactions

                  (a) The Company shall not, and shall not permit any Subsidiary to, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any Affiliate of the Company (an "Affiliate Transaction") unless:

                           (i) the terms of the Affiliate Transaction are no
                  less favorable to the Company or such Subsidiary than those that could be obtained at the time of the Affiliate Transaction in arm's-length dealings with a Person who is not an Affiliate;

                           (ii) if such Affiliate Transaction (other than an
                  Affiliate Transaction relating to the execution of a Distribution and Programming Agreement) involves an amount in excess of $5.0 million, or, in the case of any Affiliate Transaction relating to the execution of a Distribution and Programming Agreement, an amount in excess of $15.0 million, the terms of the Affiliate Transaction are set forth in writing and a majority of the directors who are not employees of the Company or employees or directors of such Affiliate and who are disinterested with respect to such Affiliate Transactions (the "independent directors") have determined in good faith that the criteria set forth in clause (i) above are satisfied and have approved the relevant Affiliate Transaction as evidenced by a Board Resolution; provided, however, that if the requisite number of independent directors to act cannot be convened to act, the Company may instead obtain an opinion described in clause (iii) below; and

                           (iii) if such Affiliate Transaction (other than any
                  Affiliate Transaction relating to the execution of a Distribution and Programming Agreement) involves an amount in excess of $25.0 million, or, in the case of an Affiliate Transaction relating to the execution of a new Distribution and Programming Agreement or a modification to or amendment of, or other revision to, an existing Distribution and Programming Agreement, an amount in excess of $75.0 million, the Board of Directors shall have received a written opinion from an investment banking firm, independent appraiser or comparable professional, in any case of recognized national or international prominence, that is not an Affiliate of the Company to the effect that such Affiliate Transaction is fair, from a financial standpoint, to the Company and its Subsidiaries.

                  (b) The provisions of the preceding paragraph (a) shall not prohibit:

                           (i) any regularly scheduled payments of dividends and
                  distributions on Capital Stock of the Company or any Subsidiary of the Company permitted to be made pursuant to
                  Section 4.05, or payments on or with respect to the Subordinated Hallmark Obligations;

                           (ii) any issuance of securities, or other payments,
                  awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans for directors, officers, consultants and employees of the Company approved by the Board of Directors;

                           (iii) the payment of reasonable fees to directors of
                  the Company and its Subsidiaries who are not employees of the Company or its Subsidiaries;

                           (iv) any transaction with a Wholly Owned Subsidiary
                  which would constitute an Affiliate Transaction solely because the Company or a Wholly

                  Owned Subsidiary owns an equity interest in or otherwise controls such Wholly Owned Subsidiary;

                           (v) the issuance or sale of any Capital Stock (other
                  than Disqualified Stock) of the Company;

                           (vi) payments and performance of obligations in
                  connection with Distribution and Programming Agreements executed in accordance with the requirements, if any, of the preceding paragraph (a); and

                           (vii) payment and performance of obligations under or
                  in connection with any Affiliate Transaction pursuant to agreements existing on the Issue Date (excluding any amendments, modifications, renewals or other revisions to such agreements).

                  SECTION 4.07. Covenants as to the Trust.

                  For so long as the Securities issued by the Trust remain outstanding, the Company shall (i) maintain 100% direct or indirect ownership of the Common Securities of the Trust; provided, however, that any permitted successor of the Company under the Indenture may succeed to the Company's ownership of the Common Securities and (ii) cause the Trust (a) to remain a statutory business trust, (b) to observe all of its obligations under, including to redeem all of the Trust Securities of the Trust to the extent that the Trust has funds available to make any required payments as provided by, the Declaration, and (c) to otherwise continue to be treated as a grantor trust for United States federal income tax purposes.

                                   ARTICLE V

                           HOLDERS' LISTS AND REPORTS
                    BY THE COMPANY AND THE INDENTURE TRUSTEE

                  SECTION 5.01. Company to Furnish Indenture Trustee Names and
                                Addresses of Holders.

                  The Company shall furnish or cause to be furnished to the Indenture Trustee (a) on a quarterly basis at least five Business Days prior to each Regular Record Date a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of the Debentures as of such Regular Record Date, provided that the Company shall not be obligated to furnish or cause to furnish such list at any time that the list shall not differ in any respect from the most recent list furnished to the Indenture Trustee by the Company and (b) at such other times as the Indenture Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that, in either case, no such list need be furnished for the Debentures if the Indenture Trustee shall be the Debenture Registrar; and provided further, that the Indenture Trustee shall promptly upon receipt furnish any information required pursuant to this Section 5.01 to the Property Trustee.

                  SECTION 5.02. Preservation Of Information; Communications With
                                Holders.

                  (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of the Debentures contained in the most recent list furnished thereto as provided in Section 5.01 and as to the names and addresses of Holders of the Debentures received by the Indenture Trustee in its capacity as the Debenture Registrar (if acting in such capacity).

                  (b) The Indenture Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

                  (c) Holders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or under the Debentures.

                  SECTION 5.03. Reports by the Company.

                  (a) The Company covenants and agrees to file with the Indenture Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company files with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Indenture Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                  (b) The Company covenants and agrees to deliver to the Indenture Trustee, within 30 days after the end of each quarterly period, an Officer's Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding quarterly period has been made under the supervision of the signing officers with a view to determining whether each of the Company and its Subsidiaries has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such officer signing such certificate, to the best of his or her knowledge, whether the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and whether the Company is in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and whether to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Debentures is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

                  So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, year-end financial statements delivered pursuant to Section 5.03(a) above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article IV hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

                  The Company shall, so long as any of the Debentures are outstanding, deliver to the Indenture Trustee, within five (5) Business Days of any officer of the Company becoming aware of any Default or Event of Default, an Officer's Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

                  (c) The Company covenants and agrees to transmit by mail, first class postage prepaid, or reputable over-night delivery service that provides for evidence of receipt, to the Holders, as their names and addresses appear upon the Debenture Register, within 30 days after the filing thereof with the Indenture Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                  (d) Notwithstanding anything contained herein to the contrary, the Indenture Trustee shall promptly upon receipt furnish any information required pursuant this Section 5.03 to the Property Trustee.

                  SECTION 5.04. Reports by the Indenture Trustee.

                  (a) On or before July 15 in each year in which any of the Debentures are Outstanding, the Indenture Trustee shall transmit by facsimile followed by mail, first class postage prepaid, to the Holders, as their names and addresses appear upon the Debenture Register, a brief report dated as of the preceding May 15, if and to the extent required under Section 313(a) of the Trust Indenture Act.

                  (b) The Indenture Trustee shall comply with Section 313(b) and 313(c) of the Trust Indenture Act.

                  (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Indenture Trustee with the Company.

                                   ARTICLE VI

                  REMEDIES OF THE INDENTURE TRUSTEE AND HOLDERS
                               ON EVENT OF DEFAULT

                  SECTION 6.01. Events of Default.

                  (a) Whenever used herein with respect to the Debentures, "Event of Default" means any one or more of the following events that has occurred and is continuing:

                           (i) the Company defaults in the payment of any
                  installment of interest upon any of the Debentures, as and when the same shall become due and payable, and continuance of such default for a period of 15 days;

                           (ii) the Company defaults in the payment of the
                  principal on any of the Debentures as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise;

                           (iii) the Company fails to observe or perform any of
                  its covenants or agreements contained in Section 4.04 or
                  Section 4.05 of this Indenture for a period of 30 days after the earlier of actual knowledge by an officer of the Company or the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Indenture Trustee, by registered or certified mail, or to the Company and the Indenture Trustee by the Holders of at least 25% in principal amount of the Debentures Outstanding;

                           (iv) the Company fails to observe or perform any
                  other of its covenants or agreements contained in this Indenture, the Contingent Appreciation Certificate Agreement, the Contingent Appreciation Certificates or the Preferred Securities Guarantee for a period of 60 days after the earlier of actual knowledge by an officer of the Company or the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Indenture Trustee, by registered or certified mail, or to the Company and the Indenture Trustee by the Holders of at least 25% in principal amount of the Debentures Outstanding;

                           (v) Hallmark Cards or any of its Affiliates
                  terminates (or any such Person notifies the Company that it intends to terminate) the right of the Company or any of its Subsidiaries to use the "Hallmark" name or the "Crown" name in their respective television services or on or with respect to any cable, satellite or other television channels owned or operated by the Company or any of its Subsidiaries.

                           (vi) Hallmark Cards or any of its Affiliates fails to
                  observe or perform any of its covenants or agreements contained in the Subordination and

                  Support Agreement for a period of 30 days after the earlier of actual knowledge by an officer of Hallmark Cards or an officer of any of its Affiliates or the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default," shall have been given to Hallmark Cards and the Company by the Indenture Trustee, by registered or certified mail, or to Hallmark Cards, the Company and the Indenture Trustee by the Holders of at least 25% in principal amount of the Debentures Outstanding;

                           (vii) the Trust or any trustee of the Trust fails to
                  observe or perform any of its covenants or agreements contained in the Declaration or the Preferred Securities or otherwise established for a period of 30 days after the earlier of actual knowledge by a trustee, the Trust or an officer of the Company or the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default," shall have been given to the Trust by the Indenture Trustee, by registered or certified mail, or to the Trust and the Indenture Trustee by the Holders of at least 25% of the issued and outstanding Preferred Securities;

                           (viii) the Holders of not less than 25% of the
                  Debentures (or holders of not less than 25% of the Preferred Securities, if applicable) at the time Outstanding, as determined in accordance with Section 8.04 hereof, shall deliver a written notice to the Company and the Indenture Trustee that any of the representations and warranties of the Company contained in Article IV of the Securities Purchase Agreement were not true and correct in all material respects as of the Issue Date and the failure of such representation or warranty to have been true and correct, individually or in the aggregate, has resulted in a Material Adverse Effect (as defined in the Securities Purchase Agreement);

                           (ix) Indebtedness of the Company or any Subsidiary is
                  not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $10 million;

                           (x) Hallmark Cards or the Company, pursuant to or
                  within the meaning of any Bankruptcy Law, (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors;

                           (xi) a court of competent jurisdiction enters an
                  order under any Bankruptcy Law that (i) is for relief against Hallmark Cards or the Company in an involuntary case, (ii) appoints a Custodian of Hallmark Cards or the Company or for all or substantially all of their respective property, or
                  (iii) orders the liquidation of Hallmark Cards or the Company, and the order or decree remains unstayed and in effect for 90 days;

                           (xii) the Trust shall have, voluntarily or
                  involuntarily, liquidated, dissolved, wound-up its business or otherwise terminated its existence except in connection with the redemption of all of the outstanding Securities of the Trust; or

                           (xiii) Hallmark Cards or the Company shall have,
                  voluntarily or involuntarily, liquidated, dissolved, wound-up its business or otherwise terminated its existence, other than in connection with a merger, consolidation or other business combination in which the surviving entity continues to conduct the business of Hallmark Cards or the Company, as the case may be.

                  (b) If an Event of Default occurs and is continuing, the Indenture Trustee shall, upon direction from the holders of at least 25% in principal amount of the Debentures Outstanding, declare the Debentures to be immediately due and payable. If an Event of Default relating to clauses (x),
(xi) , (xii) or (xiii) above occurs and is continuing, the Debentures shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any holders of the Debentures or Preferred Securities. Upon any Debentures becoming due and payable under this Section 6.01, whether automatically or by declaration, such Debentures will forthwith mature and the entire unpaid principal amount of such Debentures plus all accrued and unpaid interest thereon and (to the full extent permitted by applicable law), shall be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. In addition, the Company acknowledges that, notwithstanding the foregoing, if an Event of Default occurs and is continuing and such event is attributable to the failure of the Company to (i) pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), or (ii) comply with the covenants set forth in Article IV of the Indenture, in each such case within the applicable grace periods, if any, provided for in Section 6.01(a) above, then, in each case, the holders of at least 25% in aggregate liquidation amount of the Preferred Securities may institute a proceeding (or seek other remedies) directly against the Company for enforcement of payment to such holders of the principal of or interest on, an aggregate principal amount of such Debentures equal to the aggregate liquidation amount of the Preferred Securities of such holders on or after the respective due date specified in such Debentures.

                  (c) At any time after the principal of and any accrued and unpaid interest, if any, on, the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the amounts due shall have been obtained or entered as hereinafter provided, the Holders of a majority in aggregate principal amount of the Debentures then Outstanding hereunder, by written notice to the Company and the Indenture Trustee, may rescind and annul such declaration and its consequences if: (i) the Company has paid or deposited with the Indenture Trustee a sum sufficient to pay all matured installments of interest upon all the Debentures and the principal on the Debentures that shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Debentures to the date of such payment or deposit) and the amount payable to the Indenture Trustee under Section 7.06, and (ii) any and all Events of Default under the

Indenture, other than the nonpayment of principal of on the Debentures that shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06.

                  No such rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon.

                  (d) In case the Indenture Trustee shall have proceeded to enforce any right with respect to the Debentures under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Company and the Indenture Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Indenture Trustee shall continue as though no such proceedings had been taken.

                  SECTION 6.02. Collection of Indebtedness and Suits for
                                Enforcement by Indenture Trustee.

                  (a) The Company covenants that (1) in case it shall default in the payment of any installment of interest on the Debentures or (2) in case it shall default in the payment of the principal of the Debentures when the same shall have become due and payable, whether upon maturity of the Debentures, upon redemption, by declaration or otherwise, then, upon demand of the Indenture Trustee, the Company shall pay to the Indenture Trustee, for the benefit of the Holders of the Debentures, the entire amount that then shall have been become due and payable on the Debentures for principal or interest, or both, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law and, if the Debentures are held by the Trust or the Indenture Trustee, without duplication of any other amounts paid by the Trust or the Indenture Trustee in respect thereof) upon overdue installments of interest; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Indenture Trustee under Section 7.06.

                  (b) If the Company shall fail to pay such amounts forthwith upon such demand, the Indenture Trustee, in its own name and as Indenture Trustee of the Trust, shall, upon direction from the Holders of the requisite percentage of aggregate principal amount of Debentures then Outstanding, institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Debentures and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the property of the Company or other obligor upon the Debentures, wherever situated.

                  (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affecting the Company or the creditors or property of either, the Indenture Trustee shall, upon direction from the Holders of the requisite percentage of aggregate principal amount of Debentures then Outstanding, intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and of the Holders of the Debentures allowed for the entire amount due and payable by the Company under the Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Company after such date, and to collect and receive any amounts or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Indenture Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders of the Debentures to make such payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of such payments directly to such Holders, to pay to the Indenture Trustee any amount due thereto under Section 7.06.

                  (d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to the Debentures, may be enforced by the Indenture Trustee without the possession of any of the Debentures, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee of the Trust, and any recovery of judgment shall, after provision for payment to the Indenture Trustee of any amounts due under Section 7.06, be for the ratable benefit of the Holders of the Debentures.

                  In case of an Event of Default hereunder, the Indenture Trustee shall, upon direction from the Holders of the requisite percentage of aggregate principal amount of Debentures then Outstanding, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Indenture Trustee shall, subject to contrary direction from the Holders of the requisite percentage of aggregate principal amount of Debentures then Outstanding, deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  Nothing contained herein shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 6.03. Application of Amounts Collected.

                  Any amounts collected by the Indenture Trustee pursuant to this Article with respect to the Debentures shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such amounts on account of principal or interest, upon presentation of the Debentures, and notation thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                           FIRST: To the payment of costs and expenses of
                  collection and of all amounts payable to the Indenture Trustee under Section 7.06;

                           SECOND: To the payment of all Senior Indebtedness of
                  the Company if and to the extent required by Section 13.02;
                  and

                           THIRD: To the payment of the amounts then due and
                  unpaid upon the Debentures for principal and interest, in respect of which or for the benefit of which such amounts have been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on the Debentures for principal and interest, respectively.

                  SECTION 6.04. Limitation on Suits.

                  (a) No Holder of any Debentures (nor any holder of Preferred Securities acting in accordance with its rights under this Indenture) shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (i) such Holder (or holder of Preferred Securities, if applicable) previously shall have given to the Indenture Trustee written notice of an Event of Default and of the continuance thereof with respect to the Debentures specifying such Event of Default, as hereinbefore provided; (ii) the Holders of not less than 25% in aggregate principal amount of the Debentures then Outstanding (or holders of not less than 25% of the Preferred Securities Outstanding, if applicable) shall have made written request upon the Indenture Trustee to institute such action, suit or proceeding in its own name as Indenture Trustee hereunder; (iii) such Holder shall have offered to the Indenture Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; and (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding and (v) during such 60 day period, the Holders of a majority in principal amount of the Debentures (or holders of a majority of the Preferred Securities Outstanding, if applicable) do not give the Indenture Trustee a direction inconsistent with the request.

                  (b) The limitation set forth in Section 6.04(a) shall not apply to any suit instituted by a Holder (or holder of Preferred Securities, if applicable) (i) for the enforcement of the payment of the principal of or interest on the Debentures on or after the respective due date expressed in such Debentures or established pursuant to this Indenture or (ii) pertaining to the failure of the Company to comply for 30 days with its obligations and covenants set forth in Section 4.04 or Section 4.05.

                  (c) Notwithstanding any payment made to such Holder (or holder of Preferred Securities, if applicable) by the Company in connection with a direct action, the Company shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Property Trustee, and the Company shall be subrogated to the rights of the Holder (or holder of such Preferred Securities, if applicable) with respect to payments on the Debentures (or Preferred Securities, if applicable) to the extent of any payments made by the Company to such Holder (or holder of Preferred Securities, if applicable) in any direct action; provided, however, that the Company shall not be permitted to exercise any rights of subrogation until all obligations under the Preferred Securities and the Contingent Appreciation Certificates shall have been repurchased, redeemed, defeased or otherwise acquired or retired for value or paid in full.

                  (d) Notwithstanding anything contained herein to the contrary, any other provisions of this Indenture, the right of any Holder of Debentures to receive payment of the principal of and interest on the Debentures, as therein provided, on or after the respective due dates expressed in the Debentures (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such Holder and by accepting the Debentures hereunder it is expressly understood, intended and covenanted by the taker and Holder of the Debentures with every other such taker and Holder and the Indenture Trustee, that no one or more Holders of Debentures shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the Holders of any other of the Debentures, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of the Debentures. For the protection and enforcement of the provisions of this Section, each and every Holder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 6.05. Rights and Remedies Cumulative; Delay or
                                Omission Not Waiver.

                  (a) Except as otherwise provided in Section 2.07, all powers and remedies given by this Article to the Indenture Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Indenture Trustee or the Holders of the Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Debentures.

                  (b) No delay or omission of the Indenture Trustee or of any Holder of any of the Debentures to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or on acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Indenture Trustee or the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Indenture Trustee or by the Holders.

                  SECTION 6.06. Control by Holders.

                  (a) The Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding, determined in accordance with Section 8.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any right, trust or power conferred on the Indenture Trustee with respect to the Debentures (including, without limitation, with respect to the provisions of Section 6.01 hereof); provided, however, that (i) such direction shall not be in conflict with any rule of law or with this Indenture; and (ii) subject to the provisions of Section 7.01, the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Indenture Trustee, determine that the proceeding so directed would involve the Indenture Trustee in personal liability or might be unduly prejudicial to the Holders not involved in the proceeding. The Holders of a majority in aggregate principal amount of the Debentures (or holders of a majority of the Preferred Securities, if so permitted) at the time Outstanding affected thereby, determined in accordance with Section 8.04, may on behalf of the Holders of all of the Debentures waive any past Default in the performance of any of the covenants contained herein and its consequences, except that a waiver of a Default in the payment of the principal or interest on, any of the Debentures as and when the same shall become due by the terms thereof otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal has been deposited with the Indenture Trustee (in accordance with Section 6.01(d)) shall require the consent of each affected Holder. Upon any such waiver, the Default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Indenture Trustee and the Holders of the Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon. In the event the Holders of the Debentures fail to annul any declaration and waive the Default, the holders of the majority of the aggregate liquidation amount of the Preferred Securities shall have the right to waive any past Default in the performance of any of the covenants contained herein and its consequences to the extent such right is vested in the Holders of the Debentures under this Section 6.06(a).

                  (b) The Company and the Indenture Trustee acknowledge that pursuant to the Declaration, the holders of Preferred Securities are entitled, in the circumstances and subject to the limitations set forth therein, to commence a direct action as creditors with respect to any Event of Default under the Indenture, the Debentures or the Preferred Securities Guarantee.

                  SECTION 6.07. Undertaking to Pay Costs.

                  All parties to this Indenture agree, and each Holder of the Debentures by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Holder (or holder of Preferred Securities, if applicable), or group of Holders, (or group of holders of Preferred Securities, if applicable) holding more than 10% in aggregate principal amount of the Debentures Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on, the Debentures, on or after the respective due date expressed in such Debentures or established pursuant to this Indenture.

                                  ARTICLE VII

                        CONCERNING THE INDENTURE TRUSTEE

                  SECTION 7.01. Certain Duties and Responsibilities of Indenture
                                Trustee.

                  (a) The Indenture Trustee, prior to the occurrence of an Event of Default with respect to the Debentures and after the curing of all Events of Default with respect to the Debentures that may have occurred, shall undertake to perform with respect to the Debentures such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Indenture Trustee. In case an Event of Default with respect to the Debentures has occurred (that has not been cured or waived), the Indenture Trustee shall exercise with respect to the Debentures such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (i) prior to the occurrence of an Event of Default
                  with respect to the Debentures and after the curing or waiving of all such Events of Default that may have occurred:

                                    (A) the duties and obligations of the
                           Indenture Trustee shall be determined solely by the express provisions of this Indenture, and the Indenture Trustee shall not be liable with respect to the Debentures except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                                    (B) in the absence of bad faith on the part
                           of the Indenture Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether they conform to the requirement of this Indenture;

                           (ii) the Indenture Trustee shall not be liable for
                  any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Indenture Trustee, unless it shall be proved that the Indenture Trustee, was negligent in ascertaining the pertinent facts;

                           (iii) the Indenture Trustee shall not be liable with
                  respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Debentures Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee under this Indenture with respect to the Debentures; and

                           (iv) None of the provisions contained in this
                  Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

                  (c) Notwithstanding anything to the contrary contained herein, the following Persons are hereby irrevocably authorized and empowered (in their own names or otherwise) to take any actions required or allowed hereunder to be taken with respect to the Debentures, including, without limitation, at any time that an Event of Default has occurred and is continuing:

                           (i) the Indenture Trustee, upon direction by the
                  Holders of at least 25% of the aggregate principal amount of Debentures Outstanding (or such greater number as may be specified herein);

                           (ii) if the Indenture Trustee fails to promptly act
                  as directed in accordance with the foregoing clause, the Property Trustee of the Trust, upon direction by the holders of at least 25% of the Preferred Securities Outstanding (or such greater number as may be specified herein); and

                           (iii) if the Property Trustee fails to promptly act
                  as directed in accordance with the foregoing clause, by the holders of at least 25% of the Preferred Securities Outstanding (or such greater number as may be specified herein).

                  SECTION 7.02. Certain Rights of Indenture Trustee.

                  Except as otherwise provided in Section 7.01:

                  (a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company, by the President or any Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer thereof (unless other evidence in respect thereof is specifically prescribed herein);

                  (c) The Indenture Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

                  (d) If an Event of Default shall occur and be continuing, the Indenture Trustee shall be under no obligation to exercise any of the rights, powers, trusts or duties vested in it by this Indenture at the request, order or direction of any of the Holders of Debentures or the holders of Preferred Securities, pursuant to the provisions of this Indenture, unless such Holders of Debentures or the holders of Preferred Securities shall have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default (that has not been cured or waived) to exercise with respect to the Debentures such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (e) The Indenture Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, including, without limitation, taking any action which is authorized or permitted by the terms of this Indenture, but which is prohibited under Section 16.06;

                  (f) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents, unless requested in writing so to do by the Holders of not less than a majority in principal amount of the Debentures Outstanding affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Indenture Trustee, shall be repaid by the Company upon demand; and

                  (g) The Indenture Trustee may execute any of the rights, powers or trusts hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  (h) The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Debentures unless either

                           (i) a Responsible Officer of the Trustee shall have
                  actual knowledge of such Default or Event of Default; or

                           (ii) written notice of such Default or Event of
                  Default shall have been given to the Trustee by the Company or by any Holder of the Debentures or any holder of Preferred Securities.

                  SECTION 7.03. Indenture Trustee Not Responsible for Recitals
                                or Issuance or Debentures.

                  (a) The recitals contained herein and in the Debentures shall be taken as the statements of the Company and the Indenture Trustee assumes no responsibility for the correctness of the same.

                  (b) The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures.

                  (c) The Indenture Trustee shall not be accountable for the use or application by the Company of any of the Debentures or of the proceeds thereof, or for the use or application of any amounts paid over by the Indenture Trustee in accordance with any provision of this Indenture, or for the use or application of any amounts received by any Paying Agent other than the Indenture Trustee.

                  SECTION 7.04. May Hold Debentures.

                  The Indenture Trustee or any Paying Agent or Debenture Registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Indenture Trustee, Paying Agent or Debenture Registrar.

                  SECTION 7.05. Amounts Held in Trust.

                  Subject to the provisions of Section 11.05, all amounts received by the Indenture Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Indenture Trustee shall be under no liability for interest on any amounts received by it hereunder except such as it may agree in writing with the Company to pay thereon.

                  SECTION 7.06. Compensation and Reimbursement.

                  (a) The Company covenants and agrees to pay to the Indenture Trustee, and the Indenture Trustee shall be entitled to, such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), as the Company and the Indenture Trustee may from time to time agree in writing, for all services rendered by it in the execution of the Trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Indenture Trustee, and, except as otherwise expressly provided herein, the Company shall pay or reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Indenture Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Indenture Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises.

                  (b) The obligations of the Company under this Section to compensate and indemnify the Indenture Trustee and to pay or reimburse the Indenture Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Indenture Trustee as such, except funds held in trust for the benefit of the Holders of the Debentures.

                  (c) Whenever the Indenture Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(a)(x) or Section 6.01(a)(xi), the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law.

                  (d) The provisions of this Section 7.06 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

                  SECTION 7.07. Reliance on Officer's Certificate.

                  Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Indenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Indenture Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Indenture Trustee and such certificate, in the absence of negligence or bad faith on the part of the Indenture Trustee, shall be full warrant to the Indenture Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

                  SECTION 7.08. Disqualification; Conflicting Interests.

                  If the Indenture Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Indenture Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  SECTION 7.09. Corporate Indenture Trustee Required;
                                Eligibility.

                  There shall at all times be a Indenture Trustee with respect to the Debentures issued hereunder which shall (i) be a "United States person" under the Code and not be an Affiliate of the Company; and (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 250 million U.S. dollars ($250,000,000), and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority referred to above, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

                  SECTION 7.10. Resignation and Removal; Appointment of
                                Successor.

                  (a) The Indenture Trustee or any successor hereafter appointed, may at any time resign by giving written notice thereof to the Company and by transmitting notice of resignation by mail, first class postage prepaid, to the Company and the Holders of the Debentures, as their names and addresses appear upon the Debenture Register. Except as provided in paragraph
(c) below, upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Indenture Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to the Debentures, or any Holder of the Debentures who has been a bona fide Holder of the Debentures for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any one of the following shall occur:

                           (i) the Indenture Trustee shall fail to comply with
                  the provisions of subsection (a) of Section 5.04 after written request therefor by the Company or by any Holder who has been a bona fide Holder of the Debentures for at least six months; or

                           (ii) the Indenture Trustee shall cease to be eligible
                  in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Holder; or

                           (iii) the Indenture Trustee shall become incapable of
                  acting, or shall be adjudged a bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Indenture Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Indenture Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Indenture Trustee so removed and one copy to the successor trustee, or, unless the Indenture Trustee's duty to resign is stayed as provided herein, any Holder who has been a bona fide Holder of the Debentures for at least six months may, on behalf of that Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Indenture Trustee and appoint a successor trustee.

                  (c) Notwithstanding anything contained herein to the contrary, the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding may at any time remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor trustee.

                  (d) Any resignation or removal of the Indenture Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

                  (e) Any successor trustee appointed pursuant to this Section may be appointed and at any time there shall be only one Indenture Trustee with respect to the Debentures.

                  SECTION 7.11. Acceptance of Appointment By Successor.

                  (a) In case of the appointment hereunder of a successor trustee, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee; but, on the request of the Company or the successor trustee, such retiring Indenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee and shall duly assign, transfer and deliver to such successor trustee all property and cash held by such retiring Indenture Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor trustee, the Company, the retiring Indenture Trustee and each successor trustee with respect to the Debentures shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee, and (2) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trust hereunder by more than one Indenture Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Indenture Trustee shall become effective to the extent provided therein, such retiring Indenture Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Indenture Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Debentures; but, on request of the Company or any successor trustee, such retiring Indenture Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and cash held by such retiring Indenture Trustee hereunder with respect to the Debentures.

                  (c) Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers, trusts and duties referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

                  (e) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall transmit notice of the succession of such trustee hereunder by mail, first class postage prepaid, to the Holders, as their names and addresses appear upon the Debenture Register. If the Company fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

                  SECTION 7.12. Merger, Conversion, Consolidation or Succession
                                to Business.

                  Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Debentures shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Debentures.

                  SECTION 7.13. Preferential Collection of Claims Against the
                                Company.

                  The Indenture Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Indenture Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

                                  ARTICLE VIII

                             CONCERNING THE HOLDERS

                  SECTION 8.01. Evidence of Action by Holders.

                  (a) Whenever in this Indenture it is provided that the Holders (or holders of Preferred Securities, if applicable) of a majority or specified percentage in aggregate principal amount of the Debentures (or Preferred Securities, if applicable) may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders (or holders of Preferred Securities, if applicable) of such majority or specified percentage of such Debentures (or Preferred Securities, if applicable) have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such Holders (or holders of Preferred Securities, if applicable) of the Debentures (or Preferred Securities, if applicable) in Person or by agent or proxy appointed in writing.

                  (b) If the Company shall solicit from the Holders of Debentures any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officer's Certificate, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Debentures Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Debentures Outstanding shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                  (c) Notwithstanding anything to the contrary contained herein, the following Persons are hereby irrevocably authorized and empowered (in their own names or otherwise) to take any actions required or allowed hereunder to be taken with respect to the Debentures, including, without limitation, at any time that an Event of Default has occurred and is continuing:

                           (i) if the Indenture Trustee fails to promptly act as
                  directed in accordance with Section 7.01(c)(i), the Property Trustee of the Trust, as initial Holder of the Debentures, upon direction by the holders of at least 25% of the Preferred Securities Outstanding (or such greater number as may be specified in the Declaration); and

                           (ii) if the Property Trustee fails to promptly act as
                  directed in accordance with the foregoing clause, by the holders of at least 25% of the Preferred Securities Outstanding (or such greater number as may be specified in the Declaration).

                  SECTION 8.02. Proof of Execution by Holders.

                  Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Holder (such proof will not require notarization) or his agent or proxy and proof of the holding by any Person of any of the Debentures shall be sufficient if made in the following manner:

                                    (A) The fact and date of the execution by
                           any such Person of any instrument may be proved in any reasonable manner acceptable to the Indenture Trustee.

                                    (B) The ownership of Debentures shall be
                           proved by the Debenture Register or by a certificate of the Debenture Registrar.

                                    (C) The Indenture Trustee may require such
                           additional proof of any matter referred to in this Section as it shall deem necessary.

                  SECTION 8.03. Who May be Deemed Owners.

                  Prior to the due presentment for registration of transfer of any Debenture, the Company, the Indenture Trustee, any Paying Agent and any Debenture Registrar may deem and treat the Person in whose name the Debentures shall be registered upon the books of the Company as the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Debenture Registrar) for the purpose of receiving payment of or on account of the principal of and (subject to Section 2.04) interest on, such Debenture and for all other purposes; and neither the Company nor the Indenture Trustee nor any Paying Agent nor any Debenture Registrar shall be affected by any notice to the contrary.

                  SECTION 8.04. Certain Securities Owned by Company Disregarded.

                  In determining whether the Holders of the requisite aggregate principal amount of the Debentures (or holders of the requisite amount of Preferred Securities, if applicable) have concurred in any direction, consent or waiver under this Indenture, the Debentures (or Preferred Securities, if applicable) that are owned by the Company or by any Affiliate thereof shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such direction, consent or waiver, only the Debentures (or Preferred Securities, if applicable) that a Responsible Officer of the Indenture Trustee actually knows are so owned shall be so disregarded. The Debentures (or Preferred Securities, if applicable) so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Debentures (or Preferred Securities, if applicable) and that the pledgee is not an Affiliate of the Company. In case of a dispute as to such right, any decision by the Indenture Trustee taken upon the advice of counsel shall be full protection to the Indenture Trustee. For purposes of this Section 8.04, Debentures held by the Trust shall be deemed to be held by Holders of Securities.

                  SECTION 8.05. Actions Binding on Future Holders.

                  At any time prior to (but not after) the evidencing to the Indenture Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the majority or percentage in aggregate principal amount of the Debentures, any Holder of Debentures that is shown by the evidence to be included in the Debentures the Holders of which have consented to such action may, by filing written notice with the Indenture Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Debenture. Except as aforesaid any such action taken by the registered Holder of any Debenture shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Debenture, and of any Debenture issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether any notation in regard thereto is made upon such Debenture. Any action taken by the Holders of the majority or percentage in aggregate principal amount of the Debentures shall be conclusively binding upon the Company, the Indenture Trustee and the Holders of all the Debentures.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.01. Supplemental Indentures Without the Consent of
                                the Holders.

                  In addition to any supplemental indenture otherwise authorized by this Indenture, the Company and the Indenture Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Holders, for one or more of the following purposes:

                  (a) to cure any ambiguity, defect, or inconsistency herein, or in the Debentures in either case which does not adversely affect the rights of any Holder;

                  (b) to comply with Article X;

                  (c) to comply with any requirement of the Commission in connection with qualifying, or maintaining the qualification of this Indenture under the Trust Indenture Act;

                  (d) to provide for uncertificated Debentures in addition to or, in place of, certificated Debentures; and

                  (e) to add to the covenants of the Company for the benefit of the Holders of the Debentures or to surrender any right or power herein conferred upon the Company.

                  The Indenture Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but the Indenture Trustee shall not be obligated to enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Indenture Trustee without the consent of the Holders of the Debentures at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

                  SECTION 9.02. Supplemental Indentures With Consent of the
                                Holders.

                  With the consent (evidenced as provided in Section 8.01) of the Holders of not less than a majority in aggregate principal amount of the Debentures affected by such supplemental indenture or indentures at the time Outstanding, the Company, when authorized by Board Resolutions, and the Indenture Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 the rights of the Holders of the Debentures under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Debenture then Outstanding and affected thereby, (i) extend the fixed maturity of the Debentures, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any interest payable upon redemption thereof or (ii) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any such supplemental indenture.

                  The consent of the Holders of the Debentures affected under this Section shall be required to approve the particular form and the substance of any proposed supplemental indenture.

                  SECTION 9.03. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of Section 10.01, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Indenture Trustee, the Company and the Holders of Debentures affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.04. Debentures Affected by Supplemental Indentures.

                  Debentures affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of Section 10.01, may bear a notation in form approved by the Company, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Indenture Trustee and delivered in exchange for the Debentures then Outstanding.

                  SECTION 9.05. Execution of Supplemental Indentures.

                  Upon the request of the Company, accompanied by Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Indenture Trustee of evidence of the consent of Holders required to consent thereto as aforesaid, the Indenture Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Indenture Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture. The Indenture Trustee, subject to the provisions of
Section 7.01, may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Indenture Trustee under the provisions of this Article to join in the execution thereof; provided, however, that, except as may be required by the Trust Indenture Act, such Opinion of Counsel need not be provided in connection with the execution of a supplemental indenture that establishes the terms of the Debentures.

                  Promptly after the execution by the Company and the Indenture Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company, or at the request of the Company, the Indenture Trustee shall transmit by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Holders of Debentures affected thereby as their names and addresses appear upon the Debenture Register. Any failure of the Company or the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 9.06. Consents.

                  Any consent made pursuant to this Article IX by a Holder of Debentures that has transferred or has agreed to transfer its Debentures to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such Holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Debentures that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such Holder.

                                   ARTICLE X

                              SUCCESSOR CORPORATION

                  SECTION 10.01. Company May Consolidate, Etc.

                  The Company shall not consolidate, amalgamate, merge with or into, or be replaced by any other Person (whether or not affiliated with the Company), and shall not convey, transfer, lease or otherwise dispose of its properties and assets as an entirety, or substantially as an entirety, to any Person (whether or not affiliated with the Company) unless:

                  (a) in the event the Company consolidates, amalgamates or merges with or into another Person (whether or not affiliated with the Company) or conveys, transfers, leases or otherwise disposes of its properties and assets as an entirety, or substantially as an entirety to any Person (whether or not affiliated with the Company) (i) the successor Person is a corporation organized under the laws of the United States or any state thereof or the District of Columbia, and such successor corporation expressly assumes the Company's obligations under this Indenture, the Declaration, the Debentures, the Contingent Appreciation Certificates and the Preferred Securities Guarantee, or
(ii) in the event of a conveyance, transfer, lease or other disposition of the Company's properties and assets as an entirety or substantially as an entirety to any Person, such Person is or becomes a Subsidiary of the Company and fully and unconditionally guarantees the obligations of the Company under the Debentures and the Contingent Appreciation Certificates;

                  (b) immediately after giving effect thereto, no Event of Default under this Indenture, and no event which, after notice or lapse of time or both, would become an Event of Default under the Indenture, shall have occurred and be continuing;

                  (c) in the case of the Debentures, any such transaction is permitted under the Declaration and the Preferred Securities Guarantee and does not give rise to any breach or violation of the Declaration or Preferred Securities Guarantee; and

                  (d) the Company has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, continuance, conveyance, transfer or lease and any such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and the Indenture Trustee, subject to Section 7.01, may rely upon such Officer's Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 10.01.

                  SECTION 10.02. Successor Corporation Substituted.

                  (a) In case of any such consolidation, amalgamation, merger, sale, conveyance, transfer, lease or other disposition in accordance with
Section 10.01 (other than in
accordance with Section 10.01(a)(ii)) and upon the assumption by the successor corporation, by supplemental indenture executed and delivered to the Indenture Trustee and satisfactory in form to the Indenture Trustee, of, (i) the due and punctual payment of the principal of and interest on, all of the Debentures Outstanding,(ii) the performance of all obligations under the Preferred Securities Guarantees, and (iii) the due and punctual performance of all of the covenants and conditions of this Indenture or be performed by the Company, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named as the Company herein, and thereupon the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debentures.

                  (b) In case of any such consolidation, amalgamation, merger, sale, conveyance, transfer, lease or other disposition such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

                  (c) Nothing contained in this Indenture or in any of the Debentures shall prevent the Company from merging into itself or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Company).

                  SECTION 10.03. Evidence of Consolidation, Etc. to Indenture
                                 Trustee.

                  The Indenture Trustee, subject to the provisions of Section 7.01, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, amalgamation, merger, sale, conveyance, transfer, lease or other disposition, and any such assumption, comply with the provisions of this Article.

                                   ARTICLE XI

                           SATISFACTION AND DISCHARGE

                  SECTION 11.01. Satisfaction and Discharge of Indenture.

                  If at any time: (a) the Company shall have delivered to the Indenture Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.07) and Debentures for whose payment cash or Governmental Obligations have theretofore been deposited in trust or segregated and held in trust by the Company (and thereupon repaid to the Company or discharged from such trust, as provided in
Section 10.05); or (b) all such Debentures theretofore delivered to the Indenture Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Indenture Trustee as trust funds the entire amount in cash or Governmental Obligations sufficient or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay at maturity or upon redemption all Debentures not theretofore delivered to the Indenture Trustee for cancellation, including principal and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder with respect to such Debentures by the Company; then this Indenture shall thereupon cease to be of further effect with respect to such Debentures except for the provisions of Sections 2.04, 2.06, 2.07, 4.01, 4.02, 4.03 and 7.10, that shall survive until the date of maturity or redemption date, as the case may be, and Sections
7.06 and 11.05, that shall survive to such date and thereafter, and the Indenture Trustee, on demand of the Company and at the Company's cost and expense, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture.

                  SECTION 11.02. Discharge of Obligations.

                  If at any time all such Debentures not heretofore delivered to the Indenture Trustee for cancellation or that have not become due and payable as described in Section 11.01 shall have been paid by the Company by depositing irrevocably with the Indenture Trustee, as trust funds, cash or an amount of Governmental Obligations sufficient to pay at maturity or upon redemption all Debentures not theretofore delivered to the Indenture Trustee for cancellation, including principal and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then after the date such cash or Governmental Obligations, as the case may be, are deposited with the Indenture Trustee the obligations of the Company under this Indenture shall cease to be of further effect except for the provisions of Sections 2.04, 2.06, 2.07, 4,01, 4.02, 4,03, 7.06, 7.10 and 11.05 hereof that shall survive until such Debentures shall mature and be paid. Thereafter, Sections 7.06 and 11.05 shall survive.

                  SECTION 11.03. Deposited Amounts to be Held in Trust.

                  All cash or Governmental Obligations deposited with the Indenture Trustee pursuant to Sections 11.01 or 11.02 shall be held in trust and shall be available for payment as due, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the Debentures for the payment or redemption of which such cash or Governmental Obligations have been deposited with the Indenture Trustee.

                  SECTION 11.04. Payment of Amounts Held by Paying Agents.

                  In connection with the satisfaction and discharge of this Indenture all cash or Governmental Obligations then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Indenture Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such cash or Governmental Obligations.

                  SECTION 11.05. Repayment to the Company.

                  Any cash or Governmental Obligations deposited with any Paying Agent or the Indenture Trustee, or then held by the Company in trust for payment of principal of or interest on, the Debentures that are not applied but remain unclaimed by the Holders of such Debentures for at least two years after the date upon which the principal of or interest on, such Debentures shall have respectively become due and payable, shall be repaid to the Company, on May 31 of each year or (if then held by the Company) shall be discharged from such trust; and thereupon the Paying Agent and the Indenture Trustee shall be released from all further liability with respect to such cash or Governmental Obligations, and the Holder of any of the Debentures entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof.

                  SECTION 11.06. Reinstatement.

                  If the Trustee or Paying Agent is unable to apply any amounts or Government Obligations in accordance with Sections 11.01 or 11.02 by reason of any legal proceeding or by reason of any order or judgment or any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Debentures shall be revived and reinstated as through no deposit had occurred pursuant to Sections 11.01 or 11.02, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such cash or Government Obligations in accordance with Sections 11.01 or 11.02, provided that, if the Company has made any payment or principal of or interest on the Debentures because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Debentures to receive such payment from the cash or Government Obligations held by the Trustee or Paying Agent, only after payment in full of the obligations under the Contingent Appreciation Certificate Agreement and Preferred Securities Guarantee.

                                  ARTICLE XII

                IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                                  AND DIRECTORS

                  SECTION 12.01. No Recourse.

                  No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Debenture or the Preferred Securities Guarantee, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or


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

implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Debentures.

                                  ARTICLE XIII

                                  SUBORDINATION

                  SECTION 13.01. Agreement to Subordinate.

                  The Company covenants and agrees, and each Holder of Debentures issued hereunder by such Holder' s acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this Article XIII; and each Holder of a Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

                  The payment by the Company and all amounts required hereunder, including fees (other than fees subject to Sections 14.01(a), (b) and (c)) and expenses and the principal of and interest on, all Debentures issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the Issue Date or thereafter incurred.

                  No provision of this Article XIII shall prevent the occurrence of any Default or Event of Default hereunder, nor the rights of the Indenture Trustee or any Holder to exercise such rights and remedies afforded to each of them under this Indenture with respect to any provision of this Indenture other than payment of principal and interest on the Debentures.

                  SECTION 13.02. Default on Senior Indebtedness.

                  In the event that (a) any payment of principal, interest or any other payment due on any Senior Indebtedness is not paid by the Company when due, any applicable grace period with respect to any such payment default has ended and such default has not been cured, waived or ceased to exist, (b) any other default occurs and is continuing with respect to Senior Indebtedness that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity and the Indenture Trustee receives notice of such default (a "Payment Blockage Notice") from the Company or any other Person permitted to give such notice (including without limitation, any representative of any holder of Senior Indebtedness); or (c) in the event that the maturity of any Senior Indebtedness of the Company has been accelerated because of a default, then, in any such case, no payment shall be made by the Company with respect to the principal (including redemption) of or interest on, the Debentures. Payments on the Debentures shall be resumed: (1) in the case of a payment default on any Senior Indebtedness, upon the date on which such default is cured or waived; and (2) in case of a nonpayment default, the earlier of the date on which that default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received; provided, however, that payments on the Debentures shall not resume if the maturity of any Senior Indebtedness has been accelerated. A new Payment Blockage Notice may be delivered if 180 days have elapsed since the delivery of the immediately prior Payment Blockage Notice so long as such Payment

Blockage Notice relates to a default under Senior Indebtedness that has not been the subject of any prior Payment Blockage Notice.

                  In the event that, notwithstanding the foregoing, any payment shall be received by the Indenture Trustee or any Holder when such payment is prohibited by the preceding paragraph of this Section 13.02, such payment shall be deemed to be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Indenture Trustee and the Company in a written notice within 90 days of the date on which such payments are disbursed by the Indenture Trustee of the amounts then outstanding under the Senior Indebtedness, plus accrued interest thereon, and only the amounts specified in such notice to the Indenture Trustee and the Company shall be paid to the holders of Senior Indebtedness.

                  SECTION 13.03. Liquidation; Dissolution; Bankruptcy.

                  Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due on all Senior Indebtedness of the Company, shall first be paid in full, or payment thereof provided for in cash in accordance with its terms, before any payment is made by the Company, on account of the principal or interest on, the Debentures; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, which the Holders of the Debentures or the Indenture Trustee would be entitled to receive from the Company, except for the provisions of this Article XIII, shall be paid by the Company, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Debentures or by the Indenture Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any such payment or distribution is made to or retained by the Holders of Debentures or the Indenture Trustee.

                  In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Indenture Trustee or the Holders of the Debentures before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in cash in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness of the Company, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

                  For purposes of this Article XIII, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XIII with respect to the Debentures to the payment of all Senior Indebtedness of the Company, that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation, amalgamation or merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance, transfer, lease or other disposition of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article X of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 13.03 if such other corporation shall, as a part of such consolidation, amalgamation, merger, conveyance, transfer, lease or other disposition, comply with the conditions stated in
Article X of this Indenture. Nothing in Sections 13.01, 13.02 or in this Section
13.03 shall apply to claims of, or payments to, the Indenture Trustee under or pursuant to Section 7.06 hereof.

                  SECTION 13.04. Subrogation.

                  Subject to the payment in full of all Senior Indebtedness of the Company, the rights of the Holders of the Debentures shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, applicable to such Senior Indebtedness until the principal of and interest on, the Debentures shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders for such Senior Indebtedness of any cash, property or securities to which the Holders of the Debentures or the Indenture Trustee would be entitled except for the provisions of this Article XIII, and no payment over pursuant to the provisions of this Article XIII, to or for the benefit of the holders of such Senior Indebtedness by Holders of the Debentures or the Indenture Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the Holders of the Debentures, be deemed to be a payment by the Company, to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XIII are and are intended solely for the purposes of defining the relative rights of the Holders of the Debentures, on the one hand, and the holders of such Senior Indebtedness on the other hand.

                  Nothing contained in this Article XIII or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company and the Holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Debentures the principal of and interest on, the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Debentures and creditors of the Company, other than the holders of Senior Indebtedness of the Company, nor shall anything herein or therein prevent the Indenture Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this
Article XIII of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of the Company referred to in this Article XIII, the Indenture Trustee, subject to the provisions of Section 7.01, and the Holders of the Debentures, shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Indenture Trustee or to the Holders of the Debentures, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII.

                  SECTION 13.05. Indenture Trustee to Effectuate Subordination.

                  Each Holder of Debentures by such Holder's acceptance thereof authorizes and directs the Indenture Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XIII and appoints the Indenture Trustee such Holder's attorney-in-fact for any and all such purposes.

                  SECTION 13.06. Notice by the Company.

                  The Company shall give prompt written notice to a Responsible Officer of the Indenture Trustee, with a copy to the Administrative Agent, of any fact known to the Company that would prohibit the making of any payment of monies to or by the Indenture Trustee in respect of the Debentures pursuant to the provisions of this Article XIII. The Company shall deliver to the Administrative Agent a copy of any notice delivered by the Company pursuant to this Indenture. Notwithstanding the provisions of this Article XIII or any other provision of this Indenture, the Indenture Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Indenture Trustee in respect of the Debentures pursuant to the provisions of this Article XIII, unless and until a Responsible Officer of the Indenture Trustee shall have received written notice thereof at the Corporate Trust Office of the Indenture Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Indenture Trustee, subject to the provisions of Section 7.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Indenture Trustee shall not have received the notice provided for in this
Section 13.06 at least two Business Days prior to the date upon which by the terms hereof any cash may become payable for any purpose (including, without limitation, the payment of the principal of or interest on, any Debenture), then, anything herein contained to the contrary notwithstanding, the Indenture Trustee shall have full power and authority to receive such cash and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

                  The Indenture Trustee, subject to the provisions of Section 7.01, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Indenture Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article XIII, the Indenture Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Indenture Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XIII, and if such evidence is not furnished, the Indenture Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  SECTION 13.07. Rights of the Indenture Trustee; Holders of
                                 Senior Indebtedness.

                  The Indenture Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XIII, in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Indenture Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness of the Company, the Indenture Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XIII, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Indenture Trustee. The Indenture Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of
Section 7.01 of this Indenture, the Indenture Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders of the Debentures, the Company or any other Person cash or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XIII or otherwise.

                  SECTION 13.08. Subordination May Not Be Impaired.

                  No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Indenture Trustee or the Holders of the Debentures, without incurring responsibility to the Holders of the Debentures and without impairing or releasing the subordination provided in this Article XIII or the obligations hereunder of the Holders of the Debentures to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

                                  ARTICLE XIV

                                    EXPENSES

                  SECTION 14.01. Payment of Expenses.

                  In connection with the offering, sale and issuance, modifications and revisions of the Debentures initiated by the Company, the Company shall:

                  (a) pay for all costs and expenses relating to the offering, sale and issuance, modifications and revisions of the Debentures and compensation of the Indenture Trustee under the Indenture in accordance with the provisions of Section 7.06 of this Indenture;

                  (b) pay for all costs and expenses of the Trust, including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities, the fees and expenses of the Property Trustee, the Delaware Trustee (as defined in the Declaration), including such compensation for all services rendered by the Trustees under the Declaration as may be mutually agreed upon in writing by the Company and such Trustees as the case may be, and except as otherwise expressly provided herein, to reimburse any Trustee upon its request for all reasonable expenses (including counsel fees and expenses), disbursements and advances incurred or made by such Trustees in accordance with the provisions of the Declaration, except any such expense, disbursement or advance as may be attributable to its negligence or bad faith), the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, governmental filings, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of the Trust; and, further, each of the Property Trustee and Delaware Trustee shall have the right to enforce this Section 14.01(b) with respect to its fees and expenses;

                  (c) pay all reasonable costs and expenses of legal counsel for all holders of Preferred Securities, which costs and expenses such holders may incur in connection with the enforcement of any of the rights or interests of such holders hereunder or any workout, restructuring or similar transaction involving the Company, provided that, notwithstanding the foregoing, the Company shall be obligated to pay the reasonable costs and expenses of only one legal counsel (together with any requisite local counsel); and

                  (d) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) of the Trust and all liabilities, costs and expenses with respect to such taxes of the Trust.

                                   ARTICLE XV

                                FORM OF DEBENTURE

                  The Debentures and the Indenture Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following form.



                           (FORM OF FACE OF DEBENTURE)

No.                                                              $
    -------------                                                 --------------

                           Crown Media Holdings, Inc.

                      6.75% SUBORDINATED DEBENTURE DUE 2007


EACH HOLDER OF THE DEBENTURES, BY ITS ACCEPTANCE HEREOF, WILL BE DEEMED TO HAVE ACKNOWLEDGED, REPRESENTED TO AND AGREED WITH THE COMPANY AND THE TRUST THAT SUCH HOLDER UNDERSTANDS AND ACKNOWLEDGES THAT (1) THE DEBENTURES AND UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES LAWS AND ARE NOT FREELY TRANSFERABLE WITHOUT REGISTRATION UNDER OR AN EXEMPTION FROM THE SECURITIES ACT, (2) THE DEBENTURES ARE BEING PURCHASED FOR THE ACCOUNT OF THE HOLDER WITHOUT A VIEW TO DISTRIBUTE, OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION OF, THE DEBENTURES IN VIOLATION OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES LAWS AND (3) IN THE ABSENCE OF REGISTRATION, THE DEBENTURES CAN ONLY BE TRANSFERRED PURSUANT TO AN EXEMPTION UNDER THE SECURITIES ACT AND UPON DELIVERY OF SUCH CERTIFICATIONS AND AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO

THE COMPANY TO SUCH EFFECT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS AND THAT SUCH HOLDER WILL NOTIFY THE TRANSFEREE OF SUCH RESALE RESTRICTIONS.


THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO UNITED STATES TREASURY REGULATION SECTION 1.1275-3(b). THIS DEBENTURE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE HOLDER OF THIS DEBENTURE MAY OBTAIN THE INFORMATION DESCRIBED IN UNITED STATES TREASURY REGULATION SECTION 1.1275-3(b)(1)(i) FROM THE COMPANY, AT THE FOLLOWING ADDRESS: c/o CROWN MEDIA HOLDINGS, INC., 6430 SOUTH FIDDLERS GREEN CIRCLE, SUITE 500, GREENWOOD VILLAGE, CO. 80111, ATTENTION: VICE PRESIDENT OF FINANCE ADMINISTRATION.

                  CROWN MEDIA HOLDINGS, INC., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to JPMorgan Chase Bank, as property trustee of Crown Media Trust (the "Trust"), or registered assigns, the principal sum of ____________________ Dollars on December 15, 2007 and to pay interest on said principal sum from December 17, 2001 or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly in arrears on March 15, June 15, September 15 and December 15 of each year (each, an "Interest Payment Date"), commencing March 15, 2002, at the rate of 6.75% per annum (the "Coupon Rate") until the principal hereof shall have become due and payable, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest payments not paid when due shall accrue interest at the Coupon Rate on the amount of accrued and unpaid interest (to the extent permitted by law). So long as an Event of Default shall have occurred and be continuing (after, as well as before, a judgment), the Company shall on each such date on which Defaulted Interest is payable, pay interest, to the extent permitted by applicable law, on any then unpaid amount of the Debentures Outstanding at a rate equal to 8.75%, representing 2% per annum in excess of the Coupon Rate.

                  This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Indenture Trustee.

                  The provisions of this Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated:  December 17, 2001

                                          CROWN MEDIA HOLDINGS, INC.


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Debentures described in the within-mentioned Indenture.



JPMorgan Chase Bank, as Indenture Trustee


By:
    -------------------------------------
    Authorized Officer



                         (FORM OF REVERSE OF DEBENTURE)

                  This Debenture is one of a duly authorized series of Debentures of the Company (the "Debentures"), issued under and pursuant to an indenture (the "Indenture") dated as of December 17, 2001 among the Company, and JPMorgan Chase Bank, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee"), to which Indenture thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Indenture Trustee, the Company and the Holders of the Debentures. By the terms of the Indenture, the Debentures are limited in aggregate principal amount as specified in said Indenture.

                  The amount of interest payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, shall be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable on this Debenture is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, for any period, will, as provided in the Indenture, be paid to the Person in whose name this Debenture is registered, at the close of business on the Regular Record Date for such interest installment. Notwithstanding the foregoing, any Defaulted Interest shall be payable only to the Person in whose name this Debenture is registered at the close of business on a special record date to be fixed by the Indenture Trustee in accordance with the provisions of the Indenture, for the payment of such Defaulted Interest, notice whereof shall be given to the registered Holders of this Debenture not less than 10 days prior to such special record date. The principal of and the interest on, this Debenture shall be payable in the coin or currency of the


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

United States of America which at the time of payment is legal tender for payment of public and private debt, at the office or agency of the Indenture Trustee maintained for that purpose in the Borough of Manhattan, the City and State of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Debenture Register. Notwithstanding the foregoing, so long as the Holder of this Debenture is the Property Trustee, the payment of the principal of and interest on, this Debenture shall be made at such place and to such account as may be designated in writing at least 10 Business Days prior to the applicable Regular Record Date by the Property Trustee.

                  The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding on the Issue Date or thereafter incurred, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided, and (c) appoints the Indenture Trustee as his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

                  At any time on or after December 15, 2003, the Company shall have the right to redeem (the "Optional Redemption") any and all of the Debentures Outstanding, in whole but not in part at a redemption price equal to 100% of the aggregate principal amount of the Debentures Outstanding, together with any accrued and unpaid interest thereon to the date of redemption.

                  At any time on or after the Issue Date and prior to December 15, 2003, in the event of a Special Event, the Company shall have the right to redeem (the "Special Event Redemption") any and all of the Debentures Outstanding, in whole but not in part at a redemption price equal to 100% of the aggregate principal amount of the Debentures, together with any accrued and unpaid interest thereon to the date of redemption.

                  In the event of a Change of Control, the Company shall have the right to redeem any and all of the Debentures Outstanding at a redemption price per Debenture, depending on the period in which the Change of Control occurs, equal to the following percentages per $1,000 aggregate principal amount of Debentures Outstanding, together with any accrued and unpaid interest to the date of redemption (a "Change of Control Redemption"):

                        December 15, 2001 to December 14, 2002          110.0%
                        December 15, 2002 to December 14, 2003          110.0%
                        December 15, 2003 and thereafter                100.0%


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

                  In the event that the Company declines to exercise a Change of Control Redemption with respect to all Debentures within five (5) days of a Change of Control, the Company shall be required to offer to purchase any and all of the Debentures Outstanding at a price equal to the redemption price that would have been payable upon a Change of Control Redemption specified in the immediately preceding paragraph (a "Change of Control Offer"). In connection with any such Change of Control Offer, the Company covenants and agrees that it shall purchase any and all Debentures that are validly tendered by Holders thereof.

                  Any redemption shall be made upon not less than 30 days nor more than 60 days notice before the date fixed for redemption at the redemption price.

                  In case an Event of Default, shall have occurred and be continuing, the principal of, and any accrued and unpaid interest, on, all of the Debentures may be declared, and upon such declaration shall become, immediately due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Upon any Debentures becoming due and payable under Section 6.01 of the Indenture, whether automatically or by declaration, such Debentures will forthwith mature and the entire unpaid principal amount of such Debentures plus all accrued and unpaid interest thereon (to the full extent permitted by applicable law), shall be immediately due and payable, in each and every case without presentment, demand, protest or further notice.

                  The Debentures are subordinated to Senior Indebtedness, as defined in the Indenture. To the extent provided in the Indenture, Senior Indebtedness must be paid in full before the Debentures may be paid. The Company agrees, and each Holder by accepting a Debenture agrees, to the subordination provisions contained in the Indenture and authorizes the Indenture Trustee to give it effect and appoints the Indenture Trustee as attorney-in-fact for such purpose.

                  The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness and enter into transactions with Affiliates. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Indenture Trustee on compliance with such limitations.

                  The Indenture contains provisions permitting the Company and the Indenture Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Debentures affected by such supplemental indenture or indentures at the time Outstanding, to enter into supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 of the Indenture the rights of the Holders of the Debentures; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Debenture Outstanding and affected thereby, (i) extend the fixed maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any interest payable upon the redemption thereof, or (ii) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding affected thereby, determined in accordance with Section 8.04 of the Indenture, on behalf of the Holders of all of the Debentures, to waive any past Default in the performance of any of the covenants contained in the Indenture, and its consequences, except that a waiver of a Default in the payment of the principal of or interest on this Debenture shall require the consent of each affected Holder. Any such consent or waiver by the registered Holder of the Debenture (unless revoked as provided in this Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and of any Debenture issued in exchange herefor on registration of transfer thereof or in place hereof, irrespective of whether any notation of such consent or waiver is made upon this Debenture.

                  No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on, this Debenture at the time and place and at the rate and in the cash herein prescribed.

                  As provided in this Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable by the registered Holder hereof on the Debenture Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Debenture Registrar duly executed by the registered Holder hereof or by such Holder's attorney duly authorized in writing, and thereupon one or more new Debentures for a like aggregate principal amount and other applicable terms and conditions will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

                  Prior to the due presentment for registration of transfer of this Debenture, the Company, the Indenture Trustee, any Paying Agent and any Debenture Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Debenture Registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Company nor the Indenture Trustee nor any Paying Agent nor any Debenture Registrar shall be affected by any notice to the contrary.

                  No recourse shall be had for the payment of the principal of or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                  All capitalized terms used in this Debenture and not otherwise defined herein shall have the meanings assigned thereto in the Indenture.

                                  ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

                  SECTION 16.01. Effect on Successors and Assigns.

                  All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its respective successors and assigns, whether so expressed or not.

                  SECTION 16.02. Actions by Successor.

                  Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

                  SECTION 16.03. Surrender of Company Powers.

                  The Company, by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Indenture Trustee, may surrender any of the powers reserved to the Company and thereupon such power so surrendered shall terminate both as to the Company and as to any successor corporation.

                  SECTION 16.04. Notices.

                  Except as otherwise expressly provided herein any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Indenture Trustee or by the Holders of Debentures, the Property Trustee or the holders of the Preferred Securities to or on the Company may be given or served by being deposited first class postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Company with the Indenture Trustee), as follows: Crown Media Holdings, Inc. 6430 S. Fiddlers Green Circle, Suite 500, Greenwood Village, Colorado 80111,
Attention: Chief Financial Officer. Any notice, election, request or demand by the Company or any Holder to or upon the Indenture Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Indenture Trustee.

                  SECTION 16.05. Governing Law.

                  This Indenture and the Debentures shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Trust Indenture Act shall be applicable.

                  SECTION 16.06. Treatment of Debentures as Debt; Preservation
                                 of Grantor Trust Status.

                  It is intended that the Debentures will be treated as indebtedness and not as equity for federal income tax purposes. The provisions of this Indenture shall be interpreted to further this intention. Notwithstanding any other provision, neither this Indenture nor the Debentures shall require or permit any action to be taken or power to be held that is inconsistent with the status of the Trust as a grantor trust for United States federal income tax purposes.

                  SECTION 16.07. Compliance Certificates and Opinions.

                  (a) Upon any application or demand by the Company to the Indenture Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel stating that in the opinion of such officers and counsel all conditions precedent provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                  (b) Each certificate or opinion provided for in this Indenture and delivered to the Indenture Trustee with respect to compliance with a condition or covenant in this Indenture shall include:

                           (i) a statement that the Person signing such
                  certificate or opinion has read the covenant or condition and the definitions relating thereto;

                           (ii) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in the certificate or opinion are based;

                           (iii) a statement that each such officer or counsel
                  has made such examination or investigation under taken by each such officer and counsel and as in the opinion of such officer or counsel, is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of
                  such officer or counsel, such condition or covenant has been complied with.

                  SECTION 16.08. Payments on Business Days.

                  In any case where the date of maturity of interest, principal of the Debentures or the date of redemption thereof shall not be a Business Day, then payment of interest, principal may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue with respect to such payment for the period after such nominal date.

                  SECTION 16.09. Conflict with Trust Indenture Act.

                  If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control only if this Indenture shall be required by the Trust Indenture Act to be qualified under that Act.

                  SECTION 16.10. Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  SECTION 16.11. Separability.

                  In case any one or more of the provisions contained in this Indenture or in the Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Debentures, but this Indenture and such Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                  SECTION 16.12. Assignment.

                  The Company shall have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect Wholly Owned Subsidiary thereof; provided, however, that, in the event of any such assignment, the Company shall remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

                  SECTION 16.13. Subordination and Support Agreement.

                  The Indenture Trustee is hereby authorized and directed to execute and deliver the Subordination and Support Agreement and to perform the duties and obligations of the Indenture Trustee thereunder.

                  IN WITNESS WHEREOF, the Company and Indenture Trustee have executed this Indenture as of the day and year first above written.

                                       CROWN MEDIA HOLDINGS, INC.


                                       By:   /s/  William J. Aliber
                                             -----------------------------------
                                             Name:  William J. Aliber
                                             Title: Chief Financial Officer



                                       JPMORGAN CHASE BANK, as Indenture Trustee



                                       By:   /s/  Carol Ng
                                             -----------------------------------
                                             Name:  Carol Ng
                                             Title: Vice President